EXECUTION VERSION

RESTRUCTURING SUPPORT AGREEMENT

This RESTRUCTURING SUPPORT AGREEMENT is made and entered into as of August 17, 2009 (as amended, supplemented or otherwise modified in accordance with the terms hereof, this “Support Agreement”, which term shall include Exhibits A, B and C and Schedule 1, each annexed hereto) by and among (i) RDA Holding Co. (“Holding”), The Reader’s Digest Association, Inc. (the “Company”), and certain of the Company’s subsidiaries set forth on Schedule 1 annexed hereto (together with Holding and the Company, the “Debtors”), (ii)  the undersigned lenders under the Credit Agreement (as defined herein, and together with their permitted successors and assigns, each a “Consenting Lender”), and (iii) the undersigned shareholders of Holding (each, a  “Consenting Shareholder,” together with the Consenting Lenders and the Debtors the “Parties”):

WHEREAS, the Company and the Consenting Lenders have negotiated a restructuring and recapitalization transaction that will effectuate a financial restructuring of the Company’s capital structure, including the Debtors’ obligations under that certain Credit Agreement,1 dated as of March 2, 2007 (as amended, supplemented or otherwise modified, the “Credit Agreement”), by and among the Debtors, certain financial institutions party thereto (the “Lenders”) and JP Morgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) pursuant to the terms and conditions set forth in the Restructuring Term Sheet attached hereto as Exhibit A (the “Term Sheet”) and incorporated into this Support Agreement (the “Restructuring Transactions”);

           WHEREAS, the Debtors have requested, and certain Consenting Lenders have agreed, to provide a debtor-in-possession financing facility under that certain credit agreement (the “DIP Credit Agreement”) referred to in the Commitment Letter dated as of August 14, 2009 (the “DIP Commitment Letter”, which term shall include the Term Sheet attached thereto) subject to the terms and conditions thereof; and

WHEREAS, the Debtors contemplate filing voluntary petitions (the “Petitions”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) (the date of filing of such voluntary petitions, the “Petition Date”, and such cases being the “Chapter 11 Cases”);

WHEREAS, concurrently with the execution hereof, the Debtors have received duly executed letters of resignation from those members of the current board of directors of the Debtors and their subsidiaries who are affiliated with, or employed by, any of the Consenting Shareholders or Ripplewood Holdings L.L.C.;

[1]	Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing and the promises, mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Party, intending to be legally bound, agrees as follows:

Section 1. Conditions to Effectiveness of Support Agreement.

This Support Agreement shall become effective and binding upon each of the Parties at 12:01 a.m. prevailing Eastern Time on the date on which all of the following conditions are satisfied (the “Effective Date”):

(a)	The Administrative Agent (or its counsel) and Cravath, Swaine & Moore LLP shall have received duly executed signature pages for this Support Agreement signed by the Debtors;

(b)
The Debtors shall have received duly executed signature pages for this Support Agreement from (i) Consenting Lenders holding at least 51% in principal amount of the prepetition Total Outstandings under the Credit Agreement and (ii) each of the Consenting Shareholders; provided, however, that the condition set forth in clause (b)(i) hereof may be waived with the consent of the Administrative Agent and the Debtors.

(c)
The Administrative Agent shall have received resolutions from each Debtor evidencing the corporate or similar authority of such Debtor to execute, deliver and perform its obligations under this Support Agreement; and

(d)	The Administrative Agent shall have received duly executed signature pages for the DIP Commitment Letter and the related fee letters, signed by the Debtors and the Consenting Lenders party thereto.

Section 2. Plan of Reorganization.

2.1 Support of Acceptable Plan.

(a)
Subject to Sections 1125 and 1126 of the Bankruptcy Code (if and to the extent applicable), and so long as a Termination Event (as defined below) has not occurred, or has occurred but has been duly waived or cured in accordance with the terms hereof:

(1) each Debtor severally (and not jointly) agrees to:

(i)
use its reasonable best efforts to (A) support and consummate all of the Restructuring Transactions contemplated by the Term Sheet, this Support Agreement and the Acceptable Plan (as defined in Section 2.1(a)(1)(ii)), (B) take any and all necessary and appropriate actions in furtherance of all of the Restructuring Transactions contemplated under this Support Agreement, the Acceptable Plan and the Term Sheet, (C) complete all of the Restructuring Transactions contemplated under this Support Agreement, the Term Sheet and the Acceptable Plan in accordance with the terms hereof and thereof and take all steps necessary and desirable to obtain the Confirmation Order (as defined in Section 2.1.(b)), and (D) obtain any and all required regulatory and/or third-party approvals for such Restructuring Transactions; and

(ii)
not (a) propose or support any plan of reorganization or liquidation in the Chapter 11 Cases other than a chapter 11 plan of reorganization incorporating the terms of the Term Sheet and which chapter 11 plan of reorganization is otherwise in all material respects, in form and substance reasonably satisfactory to the Administrative Agent and the Required Consenting Lenders (as defined in Section 9.14) (as amended, supplemented or otherwise modified subject to the terms hereof, the “Acceptable Plan”) (b) take any action which is inconsistent with, or that would unreasonably delay or impede approval or confirmation of the Acceptable Plan or that is otherwise inconsistent with the express terms of this Support Agreement or (c) directly or indirectly seek, solicit, support or encourage any other plan, sale, proposal or offer of dissolution, winding up, liquidation, reorganization, merger, consolidation, liquidation or restructuring of any of the Debtors that could reasonably be expected to prevent, delay or impede the confirmation of the Acceptable Plan; and

(iii)
provide written notice to the Administrative Agent, within one (1) Business Day of making such determination, if any Debtor determines that its fiduciary duties require it to consider any plan other than the Acceptable Plan;

provided, however, that nothing contained in this Support Agreement shall be deemed to prevent any of the Debtors from taking or failing to take any action that it is obligated to take (or fail to take) in the performance of any fiduciary or similar duty which such Debtor owes to any other person.

(2) each Consenting Lender, severally (and not jointly) agrees to:

(i)
use its reasonable best efforts to (A) support and consummate all of the Restructuring Transactions contemplated by the Term Sheet and this Support Agreement and the Acceptable Plan, (B) take any and all necessary and appropriate actions in furtherance of all of the Restructuring Transactions contemplated under this Support Agreement and the Term Sheet and the Acceptable Plan, (C) complete all of the Restructuring Transactions contemplated under this Support Agreement and the Term Sheet and the Acceptable Plan in accordance with the terms hereof and thereof; and

(ii)
subject to the receipt by such Consenting Lender of a disclosure statement and other solicitation materials in respect of the Acceptable Plan, which disclosure statement and solicitation materials reflect the agreement set forth in this Support Agreement and the Term Sheet and have been approved by the Bankruptcy Court pursuant to section 1125 of the Bankruptcy Code and are in all material respects reasonably satisfactory to the Administrative Agent and the Required Consenting Lenders (collectively, the “Solicitation Materials”): (a) vote, to the extent such Consenting Lender is entitled to vote under the terms of the Acceptable Plan and the Bankruptcy Code, its claims against the Debtors to accept the Acceptable Plan by delivering its duly executed and completed ballot accepting such Acceptable Plan on a timely basis following the commencement of the solicitation and its actual receipt of the Solicitation Materials and ballot and (b) not change or withdraw (or cause to be changed or withdrawn) such vote.

For the avoidance of doubt, each of the Parties also agrees, severally and not jointly, that, unless this Support Agreement is terminated in accordance with the terms hereof, it will not take any action that would in any material respect interfere with, delay, or postpone the confirmation or consummation of the Acceptable Plan and implementation of the Restructuring Transactions, including, without limitation, objecting to the debtor-in-possession financing set forth in the DIP Commitment Letter or propose any alternative financing; provided, that nothing herein shall preclude any Consenting Shareholder from taking action that would interfere with the confirmation or consummation of any chapter 11 plan of reorganization or the Restructuring Transactions to the extent such chapter 11 plan does not contain all of the terms set forth in Section 2.2(b) hereof.

Nothing contained in this Support Agreement shall be deemed to (1) prevent any Party from taking, or failing to take, any action that it is obligated to take (or fail to take) in the performance of any fiduciary or similar duty which such Party owes to any other person.

(b)
Upon confirmation of the Acceptable Plan pursuant to an order in all material respects in form and substance reasonably satisfactory to the Administrative Agent and the Required Consenting Lenders (the “Confirmation Order”), and so long as it is not subject to a stay and the conditions to effectiveness thereof have been satisfied or waived, the Consenting Lenders and the Debtors shall use commercially reasonable efforts to consummate the Acceptable Plan.

2.2 Confirmation of Acceptable Plan.

(a)           Without limiting any other provision hereof, the Debtors shall each use their reasonable best efforts to have the Acceptable Plan confirmed by the Bankruptcy Court as expeditiously as possible under the Bankruptcy Code, the Federal Rules of Bankruptcy Procedure, and the Local Rules of the Bankruptcy Court (the federal and local rules being, the “Bankruptcy Rules”) and within the timeframes contemplated by this Support Agreement.

(b)           Further, each of the Parties hereto agrees severally (and not jointly) that, in the event the Acceptable Plan is not confirmed for any reason, and regardless of whether this Support Agreement remains in effect or has terminated (in whole or in part with respect to any individual Consenting Lender), it will support (provided, however, that the Consenting Shareholders shall not be required to take any affirmative action to provide support in any Chapter 11 Cases), and not oppose or take any action that is inconsistent with, the inclusion in any alternative plan proposed to be confirmed in the Chapter 11 Cases of: (i) the releases set forth in Section 3 hereof and (ii) each of the terms set forth under the Term Sheet headings “Releases,” “Indemnification,” “Exculpation,” “Claims of Holders of Senior Subordinated Notes” and “Avoidance Actions and Other Litigation;” provided, however, that the releases set forth in Section 3 herein shall be null and void and of no further force and effect as if the release was never granted with respect to any Party that has breached the terms of the penultimate paragraph of Section 2.1(a) hereof or any other terms herein in any material respect and there shall be no obligation to support the inclusion in any alternative plan of such release or of any of the terms identified in clause (ii) above with respect to such breaching Party; provided further, that if the Bankruptcy Court or any other court of competent jurisdiction deems any of the foregoing Term Sheet provisions illegal, invalid or unenforceable, then the obligation of the Parties to support any such provision shall no longer be enforceable, but shall not otherwise affect the obligations of the Parties with respect to the other provisions set forth herein.  This Section 2.2(b) shall survive termination of this Support Agreement for any reason or with respect to any Party.

Section 3. Releases.

3.1 Immediately upon the Effective Date of this Support Agreement, except with respect to obligations expressly contained in this Support Agreement, (i) each of the Consenting Shareholders agrees, on behalf of itself (each, a “Shareholder Releasing Party,” and collectively, the “Shareholder Releasing Parties”), to unconditionally and forever release and discharge each Consenting Lender and its directors, officers, shareholders, partners, members, employees, agents, attorneys, representatives, affiliates, parents, subsidiaries, predecessors, successors, heirs, executors and assigns, together with their respective past and present directors, officers, shareholders, partners, members, employees, agents, attorneys, representatives, affiliates, parents, subsidiaries, predecessors, successors, heirs, executors and assigns (collectively, the “Released Lender Parties”) from any and all claims, actions, causes of action, suits, losses, obligations, liabilities, damages, judgments, awards, costs, and expenses (including attorneys’ fees) of every kind, type, and nature whatsoever, whether known or unknown, absolute or contingent, asserted, threatened, or alleged, that such Shareholder Releasing Party (1) has, may have, or may claim to have, (2) heretofore had, may have had, or may claim to have had, or (3) hereafter may have, or may claim to have, against any of the Released Lender Parties, from the beginning of time up to and through the Effective Date of this Support Agreement, based on, arising out of, under or in connection with (A) the Credit Agreement and the other Loan Documents as defined therein, (B) the Obligations and (C) the Transactions, except for gross negligence, willful misconduct, criminal misconduct or actual fraud as determined by a final order entered by a court of competent jurisdiction, (ii) each of the Shareholder Releasing Parties agrees, neither individually nor collectively with any other person or entity, to bring any claim, action, cause of action, or suit that is based on, arising out of or under, or in connection with, any matters released by the Shareholder Releasing Parties under clause (i) above, and (iii) each of the Shareholder Releasing Parties severally (and not jointly) warrants and represents that it has not transferred or assigned to any person or entity any right based on, arising out of or under, or in connection with, any matters released by the Shareholder Releasing Parties under clause (i) above.  Notwithstanding anything to the contrary herein, the Shareholder Releasing Parties shall not be deemed to have released the Debtors or any of their subsidiaries pursuant to this Section 3.1.

3.2 Immediately upon the Effective Date of this Support Agreement, except with respect to obligations expressly contained in this Support Agreement, (i) each of the Consenting Lenders agrees, on behalf of itself (each, a “Lender Releasing Party,” and collectively, the “Lender Releasing Parties”), to unconditionally and forever release and discharge each Consenting Shareholder and its directors, officers, shareholders, partners, members, employees, agents, attorneys, representatives, affiliates, parents, subsidiaries, predecessors, successors, heirs, executors and assigns, together with their respective past and present directors, officers, shareholders, partners, members, employees, agents, attorneys, representatives, affiliates, parents, subsidiaries, predecessors, successors, heirs, executors and assigns and each current or former officer or director of any of the Debtors or any of their subsidiaries (collectively, the “Released Shareholder Parties”) from any and all claims, actions, causes of action, suits, losses, obligations, liabilities, damages, judgments, awards, costs, and expenses (including attorneys’ fees) of every kind, type, and nature whatsoever, whether known or unknown, absolute or contingent, asserted, threatened, or alleged, that such Lender Releasing Party (1) has, may have, or may claim to have, (2) heretofore had, may have had, or may claim to have had, or (3) hereafter may have, or may claim to have, against any of the Released Shareholder Parties, from the beginning of time up to and through the

Effective Date of this Support Agreement, based on, arising out of, under or in connection with (A) the Credit Agreement and the other Loan Documents as defined therein, (B) the Obligations (C) the Transactions, (D) their services as directors or officers of the Debtors or any action, decision, or failure to act in their capacity as such with respect to the Debtors and (E) the Management Services Agreement dated as of January 23, 2007 by and among Ripplewood Holdings L.L.C., Holding, the Company and the other parties thereto, except for gross negligence, willful misconduct, criminal misconduct or actual fraud as determined by a final order entered by a court of competent jurisdiction, (ii) each of the Lender Releasing Parties agrees, neither individually nor collectively with any other person or entity, to bring any claim, action, cause of action, or suit that is based on, arising out of or under, or in connection with, any matters released by the Lender Releasing Parties under clause (i) above, and (iii) each of the Lender Releasing Parties severally (and not jointly) warrants and represents that it has not transferred or assigned to any person or entity any right based on, arising out of or under, or in connection with, any matters released by the Lender Releasing Parties under clause (i) above.  Notwithstanding anything to the contrary herein, the Lender Releasing Parties shall not be deemed to have released the Debtors or any of their subsidiaries pursuant to this Section 3.2.

Section 4. Termination Events.

4.1 Termination Events.

The occurrence of any of the following shall be a “Termination Event”:

(a)
the consummation of the Restructuring Transactions contemplated by this Support Agreement and the effective date of the Acceptable Plan or a written agreement among the Debtors and the Required Consenting Lenders terminating this Support Agreement;

(b)
any court of competent jurisdiction or other competent governmental or regulatory authority issues an order making illegal or otherwise restricting, preventing or prohibiting the consummation of the Restructuring Transactions contemplated by the Acceptable Plan or this Support Agreement;

(c)
the occurrence of any breach of this Support Agreement by any of the Parties (to the extent not otherwise cured or waived in accordance with the terms hereof); provided, that if any Party shall breach its obligations pursuant to this Support Agreement, the Termination Date arising as a result of such act or omission shall apply only to such Party and this Support Agreement shall otherwise remain in full force and effect with respect to the Debtors and all such remaining Parties; it being understood that if such breaches result in fewer than 51% of the Consenting Lenders remaining Parties to this Agreement, the Debtors shall have the right to terminate.

(d)
any Debtor withdraws the Acceptable Plan, publicly announces its intention not to support the Acceptable Plan or files any plan of reorganization or liquidation and/or disclosure statement that is not consistent with the Acceptable Plan, or publicly announces its support for any such inconsistent plan and/or disclosure statement, gives the notice described in Section 2.1(a)(1)(iii) hereof, or otherwise evinces an intention not to proceed with the Acceptable Plan or to proceed with any alternative plan or form of transaction;

(e)
the entry of any order in the Chapter 11 Cases terminating the Debtors’ exclusive right to file a plan or plans of reorganization pursuant to Section 1121 of the Bankruptcy Code; provided that such order is not the result of a motion filed by any Consenting Lender;

(f)
any of the Chapter 11 Cases shall be dismissed or converted to a chapter 7 case, or a chapter 11 trustee with plenary powers, a responsible officer, or an examiner with enlarged powers relating to the operation of the businesses of the Debtors (powers beyond those set forth in Section 1106(a)(3) and (4) of the Bankruptcy Code) shall be appointed in any of the Chapter 11 Cases or the Debtors shall file a motion or other request for such relief;

(g)
either (1) a filing by any Debtor of any motion, application or adversary proceeding challenging the validity, enforceability, perfection or priority of or seeking avoidance of the liens securing the obligations referred to in the Collateral Documents (collectively, the “Secured Obligations”) or any other cause of action against and/or with respect to the Secured Obligations, the prepetition liens securing such Secured Obligations, the Administrative Agent or any of the Secured Parties (or if the Debtors support any such motion, application or adversary proceeding commenced by any third party or consent to the standing of any such third party) or (2) the entry of an order of the Bankruptcy Court providing relief against the interests of any Consenting Lender with respect to any of the foregoing causes of action or proceedings;

(h)
any material adverse change regarding the feasibility of the Acceptable Plan arising on or after the Effective Date of this Support Agreement, as determined by the Required Consenting Lenders (as defined in Section 9.14) in their reasonable discretion;

(i)
the amendment, modification of, or the filing of a pleading by any of the Debtors that seeks to amend or modify the Acceptable Plan, the Disclosure Statement or any documents related to the Acceptable Plan, notices, exhibits or appendices, which amendment, modification or filing is inconsistent with this Support Agreement and not otherwise consented to by the Required Consenting Lenders;

(j)	failure of the Debtors to commence the Chapter 11 Cases on or before 11:59 p.m. (New York City time) on September 10, 2009;

(k)
11:59 p.m. (New York City time) on the fourth (4th) Business Day after the Petition Date, unless prior thereto the Bankruptcy Court enters an interim order in the Chapter 11 Cases of the Debtors under, inter alia Sections 105, 361, 362, 363 and 364 of the Bankruptcy Code in form and substance satisfactory to the Administrative Agent and the Required Consenting Lenders, authorizing the Debtors to incur postpetition financing and use cash collateral, granting adequate protection to the prepetition Secured Parties, and scheduling a final hearing pursuant to Bankruptcy Rule 4001(B) (the “Interim DIP Order”);

(l)
11:59 p.m. (New York City time) on the forty-fifth (45th) day after the date of entry of the Interim DIP Order, unless prior thereto the Bankruptcy Court enters a final order in the Chapter 11 Cases of the Debtors under, inter alia Sections 105, 361, 362, 363 and 364 of the Bankruptcy Code in form and substance satisfactory to the Administrative Agent and the Required Consenting Lenders, authorizing the Debtors to incur postpetition financing and use cash collateral and granting adequate protection to the prepetition Secured Parties (the “Final DIP Order” and together with the Interim DIP Order, the “DIP Orders”);

(m)	the occurrence of an “Event of Default” under, and as such term is defined in, the DIP Credit Agreement and the acceleration of the obligations thereunder;

(n)
11:59 p.m. (New York City time) on the date that is 75 days after the Petition Date, if the Debtors shall not have filed the Acceptable Plan and the Disclosure Statement with the Bankruptcy Court on or before such time;

(o)
11:59 p.m. (New York City time), on the date that is 115 days after the Petition Date, unless the Bankruptcy Court has entered an order, in form and substance satisfactory to the Administrative Agent and the Required Consenting Lenders, approving the Disclosure Statement pursuant to Section 1125 of the Bankruptcy Code on or before such time;

(p)
11:59 p.m. (New York City time), on the date that is 20 days following entry of the order approving the Disclosure Statement pursuant to Section 1125 of the Bankruptcy Code, unless prior thereto the Company commences the solicitation of acceptances of the Acceptable Plan;

(q)
11:59 p.m. (New York City time), on the date that is 80 days following entry of an order approving the Disclosure Statement pursuant to Section 1125 of the Bankruptcy Code unless the Bankruptcy Court has entered the Confirmation Order on or before such time; provided that, if the Debtors have satisfied the conditions required for the Twelve Month Facility Extension Option (as defined in the DIP Commitment Letter), this deadline shall be extended to 11:59 p.m. (New York City time) on the date that is 120 days following entry of an order approving the Disclosure Statement pursuant to Section 1125 of the Bankruptcy Code unless the Bankruptcy Court has entered the Confirmation Order on or before such time; or

(r)	11:59 p.m. (New York City time) on the thirtieth (30th) day after the date of entry of the Confirmation Order, unless the “effective date” of the Acceptable Plan has occurred prior thereto.

4.2 Additional Debtor Termination Events.

The Debtors may terminate this Support Agreement upon five (5) Business Days prior written notice to the Administrative Agent upon the occurrence of either of the following events:  (i) the breach by any Consenting Lender of the representations, warranties, or covenants of such Consenting Lender set forth in this Support Agreement that would be reasonably likely to have a material adverse impact on the Debtors, or the consummation of the Restructuring Transactions, that remains uncured for a period of five (5) Business Days after receipt by such Consenting Lender of notice of such breach; or (ii) the board of directors of the Company reasonably determines based upon the advice of counsel that proceeding with the Restructuring Transactions would be inconsistent with the exercise of its fiduciary duties.

Notwithstanding anything to the contrary herein, the releases provided for in Section 3 hereof shall survive the termination of this Support Agreement under either Section 4.1 or 4.2 hereof; provided, that the releases set forth in Section 3 herein shall automatically be null and void and of no further force and effect as if the release had never been granted with respect to any Party that has breached the terms of the penultimate paragraph of Section 2.1(a) hereof or any other terms herein in any material respect.

4.3 Termination Event Procedures.

Upon the occurrence of a Termination Event under (i) Section 4.1 (a), (b), (d), (e), (f), (g), (i) or (m) of this Support Agreement, this Support Agreement shall automatically terminate without further action, and (ii) Section 4.1 (c), (h), (j), (k), (l), (n), (o), (p), (q) or (r) of this Support Agreement, five (5) Business Days after the Administrative Agent (on behalf of the Consenting Lenders) or, with respect to a Termination Event under Section 4.1(c) which has occurred as a result of a breach of this Support Agreement by any Party, the other non-breaching Parties, shall have given written notice of the occurrence of such Termination Event to the other parties hereto and such Termination Event shall not have been cured during such five (5) Business Days after receipt of such notice (or otherwise waived in writing by the requisite Parties in accordance with the terms hereof), this Support Agreement shall terminate (the date of termination under clause (i) or (ii) hereof being the “Termination Date”).  For the avoidance of doubt, the automatic stay arising pursuant to Section 362 of the Bankruptcy Code in the Chapter 11 Cases shall be deemed waived or modified for purposes of providing notice hereunder or terminating this Support Agreement.

Section 5. Remedies.

It is understood and agreed by each of the Parties that any breach of this Support Agreement would give rise to irreparable harm for which money damages would not be an adequate remedy and, accordingly, the Parties agree that, in addition to any other remedies, each Party shall be entitled, without the requirement of posting a bond or other security, to specific performance and injunctive or other equitable relief.  The Debtors each agree that for so long as any Party has not taken any action to prejudice the enforceability of this Support Agreement (including, without limitation, alleging in any pleading that this Support Agreement is unenforceable), and has taken such actions as are reasonably required or desirable for the enforcement hereof, then such Party shall have no liability for damages hereunder in the event a court determines that this Support Agreement is not enforceable.  Without limiting the provisions hereof, the Parties hereby agree that if any Party breaches the terms of the penultimate paragraph of Section 2.1(a) hereof or any other terms herein in any material respect (to the extent not otherwise cured or waived in accordance with the terms hereof), the release granted to such Party in Section 3 hereof shall be automatically null and void and of no further force and effect as if the release had never been granted to such breaching Party.

Section 6. Mutual Representations, Warranties and Covenants.

6.1 Power and Authority.

Each Party severally, and not jointly, represents to each other Party that, as of the date of this Support Agreement, (i) such Party has all requisite corporate, partnership, or limited liability company power and authority to enter into this Support Agreement and to carry out the Restructuring Transactions contemplated by, and perform its respective obligations under, this Support Agreement, and (ii) the execution and delivery of this Support Agreement and the performance of its obligations hereunder have been duly authorized by all necessary action on its part.

6.2 Enforceability.

Each Party severally, and not jointly, represents to each other Party that this Support Agreement is the legally valid and binding obligation of it, enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws limiting creditors’ rights generally or by equitable principles relating to enforceability or ruling of the Bankruptcy Court.

6.3 Representation.

Each of the Parties to this Support Agreement acknowledges that it has been represented by counsel (or had the opportunity to and waived its right to do so) in connection with this Support Agreement and the Restructuring Transactions contemplated by this Support Agreement.  Accordingly, any rule of law or any legal decision that would provide any Party hereto with a defense to the enforcement of the terms of this Support Agreement against such Party based upon lack of legal counsel shall have no application and is expressly waived.  The provisions of this Support Agreement shall be interpreted in a reasonable manner to effect the intent of the Parties hereto.  None of the Parties hereto shall have any term or provision construed against such Party solely by reason of such Party having drafted the same.

6.4 Governmental Consents.

Each Party severally, and not jointly, represents to each other Party that, as of the date of this Support Agreement, the execution, delivery, and performance by it of this Support Agreement do not and shall not require any registration or filing with, consent or approval of, or notice to, or other action to, with, or by, any Federal, state, or other governmental authority or regulatory body, except (i) such filings as may be necessary and/or required for disclosure by the Securities and Exchange Commission and applicable state securities or “blue sky” laws, (ii) any filings in connection with the Chapter 11 Cases, including the approval of the Disclosure Statement and confirmation of the Acceptable Plan, and (iii) in the case of the Debtors, (A) filings of amended articles of incorporation or formation or other organizational documents with applicable state authorities, and (B) other registrations, filings, consents, approvals, notices, or other actions that are reasonably necessary to maintain permits, licenses, qualifications, and governmental approvals to carry on the business of the Debtors.

6.5 Ownership.

(a)           Each Consenting Lender severally, and not jointly, represents and warrants that, as of the date hereof, (i) such Consenting Lender either (A) is the sole legal and beneficial owner of its share of the prepetition Total Outstandings and loans (if any) under the DIP Credit Agreement referred to in the DIP Commitment Letter (the “DIP Loans”) or (B) is the legal owner of its share of the prepetition Total Outstandings and DIP Loans (if any), and has the power and authority to bind the legal and beneficial owner(s) of such prepetition Total Outstandings and DIP Loans (if any) to the terms of this Support Agreement,  (ii) such Consenting Lender (a) has full power and authority to vote on and consent to or (b) has received direction from the party having full power and authority to vote on and consent to such matters concerning its share of the prepetition Total Outstandings and DIP Loans (if any) and to exchange, convert, assign and transfer such prepetition Total Outstandings and DIP Loans (if any), and (iii) other than pursuant to this Support Agreement, such prepetition Total Outstandings are free and clear of any pledge, lien, security interest, charge, claim, equity, option, proxy, voting restriction, right of first refusal or other limitation on disposition, or encumbrances of any kind, that would adversely affect in any way such Consenting Lender’s performance of its obligations contained in this Support Agreement at the time such obligations are required to be performed.

(b)           Each of the Consenting Shareholders severally, and not jointly, represents and warrants that, as of the date hereof (i) it is the beneficial owner of equity interests, or is the nominee, investment manager, or advisor for beneficial holders of the equity interests in Holding, and (ii) other than pursuant to this Support Agreement, such equity interests are free and clear of any pledge, lien, security interest, charge, claim, equity, option, proxy, voting restriction, right of first refusal or other limitation on disposition, or encumbrances of any kind, that would adversely affect in any way such Consenting Shareholder’s performance of its obligations contained in this Support Agreement at the time such obligations are required to be performed.

6.6 Board Appointments.

The Parties acknowledge and do not object that immediately prior to execution of this Support Agreement and his resignation, the sole director of Holding caused the appointment to the board of directors of Holding all of the then remaining directors of the Company’s board of directors.  The Consenting Shareholders hereby agree that, notwithstanding anything to the contrary in any shareholders agreement, from and after the Effective Date of this Support Agreement, they shall not appoint or elect, or cause the appointment or election of, any members to the board of directors (or any committees thereof) of the Debtors or their subsidiaries.

Section 7. No Material Misstatement or Omission.

The Debtors represent that none of the material and information provided by or on behalf of the Debtors to the Administrative Agent, the Consenting Lenders and the Consenting Shareholders in connection with the Restructuring Transactions contemplated in this Support Agreement, when read or considered together, contains any untrue statement of a material fact or omits to state a material fact necessary in order to prevent the statements made therein from being materially misleading.

Section 8. Acknowledgement.

This Support Agreement and the Restructuring Transactions contemplated herein are the product of negotiations among the Debtors and the Consenting Lenders, together with their respective representatives.  This Support Agreement is not, and shall not be deemed to be, a solicitation of votes for the acceptance of the Acceptable Plan or any plan of reorganization for the purposes of Sections 1125 and 1126 of the Bankruptcy Code or otherwise.  The Debtors will not solicit acceptances of the Acceptable Plan from any Consenting Lender until such Consenting Lender has been provided with copies of a Disclosure Statement approved by the Bankruptcy Court.

Section 9. Miscellaneous Terms.

9.1 Assignment; Transfer Restrictions.

(a)
Each Consenting Lender hereby agrees, for so long as this Support Agreement shall remain in effect as to it, not to sell, assign, transfer, hypothecate or otherwise dispose of any of its pro rata share of the prepetition Total Outstandings or DIP Loans (if any) unless prior thereto the transferee thereof executes and delivers a Lender Joinder (as defined in section 9.3(a)) to the Administrative Agent at least two (2) Business Days prior to the relevant transfer.  Thereafter, such transferee shall be deemed to be a Consenting Lender for purposes of this Support Agreement.

(b)
Any sale, transfer, assignment, hypothecation or other disposition by any Consenting Lender of any or all of its pro rata share of the prepetition Total Outstandings or DIP Loans (if any) that does not comply with the procedures set forth in Section 9.1(a) shall be deemed void ab initio.

(c)
Nothing herein shall be construed to restrict any Consenting Lender’s right to acquire additional prepetition Loans, participation interests in prepetition Letters of Credit or DIP Loans.  To the extent any Consenting Lender acquires as legal owner additional prepetition Loans, participation interests in prepetition Letters of Credit or DIP Loans, the Parties agree that such prepetition Loans, participation interests in prepetition Letters of Credit and DIP Loans shall be deemed to be subject to the terms of this Support Agreement upon the Consenting Lender’s acquisition of such additional prepetition Loans, participation interests in prepetition Letters of Credit or DIP Loans.  Notwithstanding the foregoing provisions of this Section 9.1, any Consenting Lender may, at any time and without notice to or consent from any other party, pledge or grant a security interest in all or any portion of its rights (including, without limitation, rights to payment of interest and repayment of principal) under the prepetition Credit Agreement or the DIP Credit Agreement in order to secure obligations of such Consenting Lender to a Federal Reserve Bank; provided that no such pledge or grant of a security interest shall release such Consenting Lender from any of its obligations hereunder or substitute any such pledgee or grantee for such Consenting Lender as a party hereto.

(d)
Each Consenting Shareholder hereby agrees, for so long as this Support Agreement shall remain in effect as to it, not to sell, assign, transfer, hypothecate or otherwise dispose of any of its equity interests in Holding unless prior thereto the transferee thereof executes and delivers a Shareholder Joinder (as defined in Section 9.3(c)) to the Administrative Agent at least two (2) Business Days prior to the relevant transfer.  Thereafter, such transferee shall be deemed to be a Consenting Shareholder for purposes of this Support Agreement.

(e)
Any sale, transfer, assignment, hypothecation or other disposition by any Consenting Shareholder of any or all of its equity interests that does not comply with the procedures set forth in Section 9.1(d) shall be deemed  void ab initio.

9.2 No Third Party Beneficiaries.

Except for the Released Lender Parties and the Released Shareholder Parties, unless expressly stated herein, this Support Agreement shall be solely for the benefit of the Administrative Agent and the Parties and no other person or entity shall be a third party beneficiary.

9.3 Joinder.

(a)
Any person that receives or acquires a portion of the prepetition Total Outstandings or DIP Loans pursuant to a sale, assignment, transfer, hypothecation or other disposition of such prepetition Total Outstandings or DIP Loans by a Consenting Lender hereby agrees to be bound by all of the terms of the Term Sheet and this Support Agreement (as the same may be hereafter amended, restated or otherwise modified from time to time) (a “Joining Lender Party”) by executing and delivering a joinder in the form of Exhibit B hereto (the “Lender Joinder”) to the Administrative Agent.  The Joining Lender Party shall thereafter be deemed to be a “Consenting Lender” and a Party for all purposes under this Support Agreement.

(b)
With respect to the aggregate principal amount of prepetition Total Outstandings or DIP Loans held by the Joining Lender Party upon consummation of the sale, assignment, transfer, hypothecation or other disposition of such prepetition Total Outstandings or DIP Loans, the Joining Lender Party hereby makes the representations and warranties of the Consenting Lenders set forth in Section 6 of this Support Agreement to each of the other Parties to this Support Agreement.

(c)
Any person that receives or acquires any portion of the equity interests pursuant to a sale, assignment, transfer, hypothecation or other disposition of such equity interests by a Consenting Shareholder hereby agrees to be bound by all of the terms of the Term Sheet and this Support Agreement (as the same may be hereafter amended, restated or otherwise modified from time to time) (a “Joining Shareholder Party”) by executing and delivering a joinder in the form of Exhibit C hereto (the “Shareholder Joinder”) to the Administrative Agent.  The Joining Shareholder Party shall thereafter be deemed to be a “Consenting Shareholder” and a party for all purposes under this Support Agreement.

(d)
With respect to the equity interests held by the Joining Shareholder Party upon consummation of the sale, assignment, transfer, hypothecation or other disposition of such equity interests, the Joining Shareholder Party hereby makes the representations and warranties of the Consenting Shareholders set forth in Section 6 of this Support Agreement to each of the other Parties to this Support Agreement.

9.4 Entire Agreement.

This Support Agreement, including Exhibit A and Schedule 1 annexed hereto, constitutes the entire agreement of the Parties with respect to the subject matter of this Support Agreement, and supersedes all other prior negotiations, agreements, and understandings, whether written or oral, among the Parties with respect to the subject matter of this Support Agreement.

9.5 Counterparts.

This Support Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement.  Delivery of an executed signature page of this Support Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

9.6 Settlement Discussions.

This Support Agreement and the Term Sheet annexed hereto as Exhibit A is part of a proposed settlement of disputes among the Parties hereto.  Nothing herein shall be deemed to be an admission of any kind.  Pursuant to Federal Rule of Evidence 408 and any applicable state rules of evidence, this Support Agreement and the Term Sheet annexed hereto as Exhibit A, documents and negotiations relating thereto shall not be admissible into evidence in any proceeding other than a proceeding to enforce the terms of this Support Agreement.

9.7 Continued Banking Practices.

Notwithstanding anything herein to the contrary, each Consenting Lender and its affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, investment banking, trust or other business with, or provide debt financing, equity capital or other services (including financial advisory services) to any Debtor or any affiliate of any Debtor or any other Person, including, but not limited to, any Person proposing or entering into a transaction related to or involving any Debtor or any affiliate thereof.

9.8 Reservation of Rights.

(a)
Except as expressly provided in this Support Agreement, nothing herein is intended to, does or shall be deemed in any manner to waive, limit, impair or restrict the ability of each of the Consenting Lenders to protect and preserve all of its rights and remedies under the DIP Credit Agreement, the DIP Orders or any other order of the Bankruptcy Court or other court of competent jurisdiction, or its full participation in the Chapter 11 Cases.

(b)
Without limiting Section 9.8(a) in any way, if the Restructuring Transactions contemplated by this Support Agreement or otherwise set forth in the Acceptable Plan are not consummated as provided herein, if a Termination Date occurs, or if this Support Agreement is otherwise terminated for any reason, the Consenting Lenders each fully reserve any and all of their respective rights, remedies and interests under the Loan Documents, the DIP Credit Agreement and related post petition loan documents, applicable law and in equity; provided, that the releases set forth in Section 3 hereof shall continue to remain in full force and effect except with respect to any breaching Party that has breached the terms of the penultimate paragraph of Section 2.1(a) hereof or any other terms herein in any material respect.

(c)
Notwithstanding anything herein to the contrary, the Parties acknowledge that the support of each Consenting Lender contained in this Support Agreement relates solely to such Consenting Lender’s rights and obligations as a lender under the prepetition Credit Agreement and the DIP Credit Agreement (if applicable) with respect to the principal amounts identified on such Consenting Lender’s signature page and as provided in Section 9.1 and does not bind such Consenting Lender or its affiliates with respect to any other indebtedness, obligations or liabilities owed by the Company or any of its subsidiaries and affiliates to such Consenting Lender or any affiliate of such Consenting Lender (for the avoidance of doubt, if the Consenting Lender is specified on the relevant signature page as a particular group or business within an entity, “Consenting Lender” shall mean such group or business and shall not mean the entity or its affiliates, or any other desk or business thereof, or any third party funds advised thereby).  For purposes of this Support Agreement, “Consenting Lender” shall not include a holder of Loans under the prepetition Credit Agreement or DIP Loans signatory hereto in its capacity or to the extent of its holdings as a public-side broker, dealer or market maker of Loans under the prepetition Credit Agreement or DIP Loans or any other claim against or security in the Debtors.

9.9 Successors.

This Support Agreement is intended to bind the Parties and inure to the benefit of the Parties and their respective successors, assigns, heirs, executors, administrators and representatives; provided, however, that nothing contained in this Section 9.9 shall be deemed to permit any transfer, tender, vote or consent, of any claims other than in accordance with the terms of this Support Agreement.

9.10 Publicity.

The Parties agree that all public announcements of the entry into or the terms and conditions of this Support Agreement shall be mutually, reasonably acceptable to each of the Parties.

9.11 Nondisparagement.

Each Consenting Lender and each Consenting Shareholder, respectively, agrees severally (and not jointly), that it shall not make any malicious, disparaging or defamatory statements to any third party regarding any Consenting Lender or Consenting Shareholder or any of their respective affiliates, subsidiaries, directors, shareholders, members, officers or employees or any of their businesses or products or any aspect of any ownership thereof related to the Restructuring Transactions, the Credit Agreement, the Obligations, the Transactions, or the ownership or management of the Debtors; provided, that this provision shall not be deemed to limit any rights of any Party to make statements of fact in good faith in litigation  that is not prohibited by an applicable release in Section 3 or that is related to a breach of this Support Agreement.

9.12 Governing Law; Waiver of Jury Trial; Indemnity.

(a)
The Parties waive all rights to trial by jury in any jurisdiction in any action, suit, or proceeding brought to resolve any dispute between the Parties under this Support Agreement, whether sounding in contract, tort or otherwise.

(b)
This Support Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to any conflicts of law provision which would require the application of the law of any other jurisdiction.  By its execution and delivery of this Support Agreement, each Party hereby irrevocably and unconditionally agrees for itself that, subject to the following sentence, any action, suit or proceeding against it with respect to any matter under or arising out of or in connection with this Support Agreement or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, may be brought in any state or federal court of competent jurisdiction in New York County, State of New York, and by execution and delivery of this Support Agreement, each of the Parties hereby irrevocably accepts and submits itself to the nonexclusive jurisdiction of such court, generally and unconditionally, with respect to any such action, suit or proceedings.

(c)
Notwithstanding the foregoing, if the Chapter 11 Cases are commenced, nothing in Section 9.12(a) or (b) shall limit the authority of the Bankruptcy Court to hear any matter related to or arising out of this Support Agreement.

9.13 Pending Transfers.

Notwithstanding anything to the contrary provided herein, if a Consenting Lender has assigned all or a portion of the Obligations under the Credit Agreement that it beneficially owns as of the date hereof but such assignment has not settled as of the date hereof (such Obligations, “Pending Transfer Credit Agreement Obligations”), then such Consenting Lender shall be permitted to exclude from the amount of the Obligations listed on its signature page an amount of Pending Transfer Credit Agreement Obligations equal to the Pending Transfer Credit Agreement Obligations assigned to any transferee that has instructed such Consenting Lender not to execute this Agreement (such excluded Obligations, the “Excluded Credit Agreement Obligations”).  Such Consenting Lender shall not be bound by the terms hereof with respect to any Excluded Credit Agreement Obligations.

9.14 Amendments, Modifications, Waivers.

This Support Agreement and the Acceptable Plan may only be modified, amended or supplemented, and any of the terms thereof may only be waived, by an agreement in writing signed by each of the Debtors  and the Consenting Lenders holding at such time at least 66 2/3% of the prepetition Total Outstandings and the DIP Loans that are subject to the terms hereof and held by all Consenting Lenders (the “Required Consenting Lenders”); provided that any modifications, amendments or supplements to Annex 1 to the Term Sheet shall require the consent of each Consenting Lender; provided, further that if the modification, amendment or waiver at issue adversely impacts the treatment or rights of any Consenting Lender differently than other Consenting Lenders, the agreement in writing of such Consenting Lender whose treatment or rights are directly adversely impacted in a different manner than other Consenting Lenders shall also be required for such modification, amendment or waiver to be effective; provided further, that if the modification, amendment, supplement or waiver at issue relates to Sections 2.2(b), 3, 4.2, 5, 6 (only to the extent affecting Consenting Shareholders), 9.1 (only to the extent affecting Consenting Shareholders), 9.3 (only to the extent affecting Consenting Shareholders), 9.11 and 9.12 or otherwise directly adversely impacts the treatment or rights of any Consenting Shareholder, the agreement in writing of such Consenting Shareholder whose treatment or rights are directly adversely impacted shall also be required for such modification, amendment, supplement or waiver to be effective (this proviso shall not be modified, amended or supplemented, or any of its terms waived, without the prior written consent of each Consenting Shareholder).

9.15 Consideration.

It is hereby acknowledged by each of the Parties that no consideration shall be due or paid to the Parties for their agreement to support or not interfere with the Acceptable Plan in accordance with the terms and conditions of this Support Agreement, other than the obligations of the other Parties under this Support Agreement.  The Company represents that, as of the Effective Date, no payments have been made to any of the Parties hereto that were not permitted to be made under the terms of the Credit Agreement.

9.16 Severability of Provisions.

If any provision of this Support Agreement for any reason is held to be invalid, illegal or unenforceable in any respect, that provision shall not affect the validity, legality or enforceability of any other provision of this Support Agreement.

9.17 Notices.

All notices and other communications required or permitted hereunder shall be in writing and shall be deemed given when: (a) delivered personally or by overnight courier to the following address of the other Party hereto; or (b) sent by fax to the following fax number of the other Party hereto with the confirmatory copy delivered by overnight courier to the address of such Party listed below.

If to any Debtor, to counsel at the following address:

Kirkland & Ellis LLP
601 Lexington Avenue
New York, New York 10022-4611
Attention:  Paul M. Basta, Esq.

If to any Consenting Lender or Consenting Shareholder, the address set forth on its signature page.

If to the Administrative Agent, to:

JPMorgan Chase Bank, N.A
270 Park Avenue
New York New York 10017-2070
Attn:  Ms. Elizabeth Kelley

[SIGNATURE PAGES FOLLOW]

Please sign in the space provided below to indicate your agreement and consent to the terms hereof.

Very truly yours,

RDA HOLDING CO.

By: _/s/ Tom Williams_______________
Name:  Tom Williams
Title: Senior Vice President & Chief Financial Officer

THE READER’S DIGEST ASSOCIATION, INC.

By: _/s/ Tom Williams_______________
Name:  Tom Williams
Title: Senior Vice President & Chief Financial Officer

Please sign in the space provided below to indicate your agreement and consent to the terms hereof.

Very truly yours,

Alex, Inc.
Allrecipes.com, Inc.
Ardee Music Publishing, Inc.
Christmas Angels Productions, Inc.
Compass Learning, Inc.
Direct Entertainment Media Group, Inc.
Direct Holdings Americas, Inc.
Direct Holdings Custom Publishing Inc.
Direct Holdings Customer Service, Inc.
Direct Holdings Education Inc.
Direct Holdings Libraries Inc.
Direct Holdings U.S. Corp.
Funk & Wagnalls Yearbook Corp.
Gareth Stevens, Inc.
Home Service Publications, Inc.
Pegasus Asia Investments, Inc.
Pegasus Investment, Inc.
Pegasus Sales, Inc.
Pleasantville Music Publishing, Inc.
R.D. Manufacturing Corporation
RD Large Edition, Inc.
RD Publications, Inc.
RD Walking, Inc.
RDA Sub Co.

Reader’s Digest Children’s Publishing, Inc.
Reader’s Digest Consumer Services, Inc.
Reader’s Digest Entertainment, Inc.
Reader’s Digest Financial Services, Inc.
Reader’s Digest Latinoamerica, S.A.
Reader’s Digest Sales and Services, Inc.
Reader’s Digest Sub Nine, Inc.
Readers Digest Young Families, Inc.
Reiman Manufacturing, LLC
Reiman Media Group, Inc.
Retirement Living Publishing Company, Inc.
Saguaro Road Records, Inc.
Taste of Home Media Group, Inc.
Taste of Home Productions, Inc.
Travel Publications, Inc.
W.A. Publications, LLC
WAPLA, LLC
Weekly Reader Corporation
Weekly Reader Custom Publishing, Inc.
World Almanac Education Group, Inc.
World Wide Country Tours, Inc.
WRC Media, Inc.

By: /s/ Thomas A. Williams Name: Thomas A. Williams Title: Vice President	By: /s/ Thomas A. Williams Name: Thomas A. Williams Title: Vice President

RDA INVESTORS I, LLC

By: /s/ Christopher Minnetian
Name:
Title:

RDA INVESTORS II, LLC

By: /s/ Christopher Minnetian
Name:
Title:

RDA INVESTORS III, LLC

By: /s/ Christopher Minnetian
Name:
Title:

LVC ACQUISITION, L.L.C.

By: /s/ Christopher Minnetian
Name:
Title:

LVC ACQUISITION II, L.L.C.

By: /s/ Christopher Minnetian
Name:
Title:

EAC III, L.L.C.

By: /s/ Christopher Minnetian
Name:
Title:

J. ROTHSCHILD GROUP (GUERNSEY) LTD.

By: /s/ Mark Le Ray
Name: Mark Le Ray
Title: Director

J. ROTHSCHILD GROUP (GUERNSEY) LTD.

By: /s/ William M Ferry
Name: William M Ferry
Title: Director

[Restructuring Support Agreement - Consenting Lender]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By: /s/ Elizabeth A. Kelley
Name: Elizabeth A. Kelley
Title: Managing Director

[Restructuring Support Agreement - Consenting Lender]

Malibu CFPI Loan Funding LLC, as a Lender

By: /s/ Adam Jacobs
Name: Adam Jacobs
Title: Attorney-in-Fact

[Restructuring Support Agreement - Consenting Lender]

Pinehurst Trading, Inc., as a Lender

By: /s/ Stacy Lai
Name: Stacy Lai
Title: Assistant Vice President

[Restructuring Support Agreement - Consenting Lender]

AG Northwoods Capital VI Limited, as a Lender

By: /s/
Name:
Title:

[Restructuring Support Agreement - Consenting Lender]

AG Northwoods Capital VII Limited, as a Lender

By: /s/
Name:
Title:

[Restructuring Support Agreement - Consenting Lender]

Northwoods Capital IV Limited, as a Lender

By: /s/
Name:
Title:

[Restructuring Support Agreement - Consenting Lender]

Northwoods Capital V Limited, as a Lender

By: /s/
Name:
Title:

[Restructuring Support Agreement - Consenting Lender]

American International Group, Inc. By: AIG Global Investment Corp., Its Investment Adviser

By: /s/ Steven S. Oh
Name: Steven S. Oh
Title: Managing Director

[Restructuring Support Agreement - Consenting Lender]

Ares X CLO Ltd. By: Ares CLO Management X, L.P., Investment Manager By: Ares CLO GP X, LLC, Its General Partner	ARES XI CLO Ltd. By: ARES CLO MANAGEMENT XI, L.P. By: ARES CLO GP XI, LLC, Its General Partner By: ARES MANAGEMENT LLC, Its Manager

By: /s/ Americo Cascella	By: /s/ Americo Cascella
Name: Americo Cascella	Name: Americo Cascella
Title: Authorized Signatory	Title: Authorized Signatory

ARES XII CLO LTD. By: ARES CLO MANAGEMENT XII, L.P. By: ARES CLO GP XII, LLC, ITS GENERAL PARTNER By: ARES MANAGEMENT LLC, ITS MANAGER	ARES ENHANCED LOAN INVESTMENT STRATEGY III, LTD. By: ARES ENHANCED LOAN MANAGEMENT III, L.P. By: ARES ENHANCED LOAN III GP, LLC, ITS GENERAL PARTNER By: ARES MANAGEMENT LLC, ITS MANAGER

By: /s/ Americo Cascella	By: /s/ Americo Cascella
Name: Americo Cascella	Name: Americo Cascella
Title: Authorized Signatory	Title: Authorized Signatory

ARES ENHANCED LOAN INVESTMENT STRATEGY II, LTD. By: Ares Enhanced Loan Management II, L.P., Investment Manager By: Ares Enhanced Loan GP II, LLC, Its General Partner	Ares VIII CLO Ltd. By: Ares CLO Management VIII, L.P., Investment Manager By: Ares CLO GP VIII, LLC Its General Partner

By: /s/ Americo Cascella	By: /s/ Americo Cascella
Name: Americo Cascella	Name: Americo Cascella
Title: Authorized Signatory	Title: Authorized Signatory

[Restructuring Support Agreement - Consenting Lender]

Ares IIR CLO Ltd. By: Ares CLO Management IIR, L.P., Investment Manager By: Ares CLO GP IIR, LLC, Its General Partner	ARES IIIR/IVR CLO LTD. By: ARES CLO MANAGEMENT IIIR/IVR, L.P. By: ARES CLO GP IIIR/IVR, LLC, ITS GENERAL PARTNER By: ARES MANAGEMENT LLC, ITS MANAGER

By: /s/ Americo Cascella	By: /s/ Americo Cascella
Name: Americo Cascella	Name: Americo Cascella
Title: Authorized Signatory	Title: Authorized Signatory

Ares VR CLO Ltd. By: Ares CLO Management VR, L.P., Investment Manager By: Ares CLO GP VR, LLC, Its General Partner	Ares VIR CLO Ltd. By: Ares CLO Management VIR, L.P., Investment Manager By: Ares CLO GP VIR, LLC, Its General Partner

By: /s/ Americo Cascella	By: /s/ Americo Cascella
Name: Americo Cascella	Name: Americo Cascella
Title: Authorized Signatory	Title: Authorized Signatory

Ares VII CLO Ltd. By: Ares CLO Management VII, L.P., Investment Manager By: Ares CLO GP VII, LLC, Its General Partner	Ares IX CLO Ltd. By: Ares CLO Management IX, L.P., Investment Manager By: Ares CLO GP IX, LLC, Its General Partner By: Ares Management LLC, Its Managing Member

By: /s/ Americo Cascella	By: /s/ Americo Cascella
Name: Americo Cascella	Name: Americo Cascella
Title: Authorized Signatory	Title: Authorized Signatory

[Restructuring Support Agreement - Consenting Lender]

CANPARTNERS INVESTMENTS IV, LLC, a California limited liability company By: CANYON CAPITAL ADVISORS LLC, a Delaware limited liability company, its Manager

By: /s/ Mitchell R. Julis
Name: Mitchell R. Julis
Title: Co-Chairman and Co-CEO

[Restructuring Support Agreement - Consenting Lender]

Canyon Capital CLO 2004-1, LTD., as a Lender BY: Canyon Capital Advisors LLC, a Delaware Limited Liability Company, its Collateral Manager

By: /s/ Michael M. Leyland
Name: Michael M. Leyland
Title: Authorized Signatory

[Restructuring Support Agreement - Consenting Lender]

Canyon Capital CLO 2006-1, LTD., as a Lender BY: Canyon Capital Advisors LLC, a Delaware Limited Liability Company, its Collateral Manager

By: /s/ Michael M. Leyland
Name: Michael M. Leyland
Title: Authorized Signatory

[Restructuring Support Agreement - Consenting Lender]

Canyon Capital CLO 2007-1, LTD., as a Lender BY: Canyon Capital Advisors LLC, a Delaware Limited Liability Company, its Collateral Manager

By: /s/ Michael M. Leyland
Name: Michael M. Leyland
Title: Authorized Signatory

[Restructuring Support Agreement - Consenting Lender]

CANYON SPECIAL OPPORTUNITIES MASTER FUND (CAYMAN), LTD.,

an Exempted Company incorporated in the
Cayman Islands with limited liability

By:  CANYON CAPITAL ADVISORS LLC, its investment Advisor

A Delaware limited liability company, its
Investment Advisor

By: /s/ Mitchell R. Julis
Name: Mitchell R. Julis
Title: Co-Chairman and Co-CEO

[Restructuring Support Agreement - Consenting Lender]

Chatham Asset High Yield Master Fund, LTD By: Chatham Asset Management, LLC Investment Advisor

By: /s/ Kevin O’Malley
Name: Kevin O’Malley
Title: Member

[Restructuring Support Agreement - Consenting Lender]

Chatham Asset Leveraged Loan Offshore Fund, LTD By: Chatham Asset Management, LLC Investment Advisor

By: /s/ Kevin O’Malley
Name: Kevin O’Malley
Title: Member

[Restructuring Support Agreement - Consenting Lender]

Contrarian Funds LLC By Contrarian Capital Management L.L.C. as manager, as a Lender

By: /s/ Janice M. Stanton
Name: Janice M. Stanton
Title: Member

[Restructuring Support Agreement - Consenting Lender]

Atrium V, as a Lender

By: /s/ Linda R. Karn
Name: Linda R. Karn
Title: Authorized Signatory

[Restructuring Support Agreement - Consenting Lender]

Atrium VI, as a Lender

By: /s/ Linda R. Karn
Name: Linda R. Karn
Title: Authorized Signatory

[Restructuring Support Agreement - Consenting Lender]

Cadogan Square CLO II B.V. as a Lender

By: /s/ Roberta Girard
Name: Roberta Girard
Title: Vice President

By: /s/ Daragh Murphy
Name: Daragh Murphy
Title: Vice President

[Restructuring Support Agreement - Consenting Lender]

Cadogan Square CLO III B.V. as a Lender

By: /s/ Roberta Girard
Name: Roberta Girard
Title: Vice President

By: /s/ Daragh Murphy
Name: Daragh Murphy
Title: Vice President

[Restructuring Support Agreement - Consenting Lender]

Cadogan Square CLO IV B.V. as a Lender

By: /s/ Roberta Girard
Name: Roberta Girard
Title: Vice President

By: /s/ Daragh Murphy
Name: Daragh Murphy
Title: Vice President

[Restructuring Support Agreement - Consenting Lender]

Castle Garden Funding, as a Lender

By: /s/ Linda R. Karn
Name: Linda R. Karn
Title: Authorized Signatory

[Restructuring Support Agreement - Consenting Lender]

Credit Suisse Syndicated Loan Fund, as a Lender

By: /s/ Linda R. Karn
Name: Linda R. Karn
Title: Authorized Signatory

[Restructuring Support Agreement - Consenting Lender]

CSAM Funding III, as a Lender

By: /s/ Linda R. Karn
Name: Linda R. Karn
Title: Authorized Signatory

[Restructuring Support Agreement - Consenting Lender]

CSAM Funding IV, as a Lender

By: /s/ Linda R. Karn
Name: Linda R. Karn
Title: Authorized Signatory

[Restructuring Support Agreement - Consenting Lender]

Madison Park Funding I, Ltd., as a Lender

By: /s/ Linda R. Karn
Name: Linda R. Karn
Title: Authorized Signatory

[Restructuring Support Agreement - Consenting Lender]

Madison Park Funding II, Ltd., as a Lender

By: /s/ Linda R. Karn
Name: Linda R. Karn
Title: Authorized Signatory

[Restructuring Support Agreement - Consenting Lender]

Madison Park Funding III, Ltd., as a Lender

By: /s/ Linda R. Karn
Name: Linda R. Karn
Title: Authorized Signatory

[Restructuring Support Agreement - Consenting Lender]

Madison Park Funding IV, Ltd., as a Lender

By: /s/ Linda R. Karn
Name: Linda R. Karn
Title: Authorized Signatory

[Restructuring Support Agreement - Consenting Lender]

Madison Park Funding V, Ltd., as a Lender

By: /s/ Linda R. Karn
Name: Linda R. Karn
Title: Authorized Signatory

[Restructuring Support Agreement - Consenting Lender]

Madison Park Funding VI, Ltd., as a Lender

By: /s/ Linda R. Karn
Name: Linda R. Karn
Title: Authorized Signatory

[Restructuring Support Agreement - Consenting Lender]

Credit Suisse Loan Funding LLC, as a Lender

By: /s/ Robert Healey
Name: Robert Healey
Title: Director

By: /s/ Ronald Gotz
Name: Ronald Gotz
Title: Authorized Signatory

[Restructuring Support Agreement - Consenting Lender]

DK Acquisition Partners, L.P., as a Lender By: M.H. Davidson & Co., Its General Partner

By: /s/ Avi Friedman
Name: Avi Friedman
Title: General Partner

[Restructuring Support Agreement - Consenting Lender]

Eaton Vance CDO IX Ltd., as a Lender By: Eaton Vance Management as Investment Advisor

By: /s/ Craig P. Russ
Name: Craig P. Russ
Title: Vice President

[Restructuring Support Agreement - Consenting Lender]

Eaton Vance CDO VIII, Ltd., as a Lender By: Eaton Vance Management as Investment Advisor

By: /s/ Craig P. Russ
Name: Craig P. Russ
Title: Vice President

[Restructuring Support Agreement - Consenting Lender]

Eaton Vance CDO X PLC, as a Lender By: Eaton Vance Management as Investment Advisor

By: /s/ Craig P. Russ
Name: Craig P. Russ
Title: Vice President

[Restructuring Support Agreement - Consenting Lender]

Eaton Vance Floating-Rate Income Trust, as a Lender By: Eaton Vance Management as Investment Advisor

By: /s/ Craig P. Russ
Name: Craig P. Russ
Title: Vice President

[Restructuring Support Agreement - Consenting Lender]

Grayson & Co., as a Lender By: Boston Management and Research as Investment Advisor

By: /s/ Craig P. Russ
Name: Craig P. Russ
Title: Vice President

[Restructuring Support Agreement - Consenting Lender]

Eaton Vance Institutional Senior Loan Fund, as a Lender By: Eaton Vance Management as Investment Advisor

By: /s/ Craig P. Russ
Name: Craig P. Russ
Title: Vice President

[Restructuring Support Agreement - Consenting Lender]

Eaton Vance Limited Duration Income Fund, as a Lender By: Eaton Vance Management as Investment Advisor

By: /s/ Craig P. Russ
Name: Craig P. Russ
Title: Vice President

[Restructuring Support Agreement - Consenting Lender]

Eaton Vance Loss Opportunities Fund, LTD., as a Lender By: Eaton Vance Management as Investment Advisor

By: /s/ Craig P. Russ
Name: Craig P. Russ
Title: Vice President

[Restructuring Support Agreement - Consenting Lender]

Eaton Vance Medallion Floating-Rate Income Portfolio, as a Lender By: Eaton Vance Management as Investment Advisor

By: /s/ Craig P. Russ
Name: Craig P. Russ
Title: Vice President

[Restructuring Support Agreement - Consenting Lender]

Senior Debt Portfolio, as a Lender By: Boston Management and Research as Investment Advisor

By: /s/ Craig P. Russ
Name: Craig P. Russ
Title: Vice President

[Restructuring Support Agreement - Consenting Lender]

Eaton Vance Short Duration Diversified Income Fund, as a Lender By: Eaton Vance Management as Investment Advisor

By: /s/ Craig P. Russ
Name: Craig P. Russ
Title: Vice President

[Restructuring Support Agreement - Consenting Lender]

Eaton Vance VT Floating-Rate Income Fund, as a Lender By: Eaton Vance Management as Investment Advisor

By: /s/ Craig P. Russ
Name: Craig P. Russ
Title: Vice President

[Restructuring Support Agreement - Consenting Lender]

THE NORINCHUKIN BANK, NEW YORK BRANCH, through State Street Bank and Trust Company N.A. as Fiduciary Custodian, as a Lender By: Eaton Vance Management, Attorney-in-Fact

By: /s/ Craig P. Russ
Name: Craig P. Russ
Title: Vice President

[Restructuring Support Agreement - Consenting Lender]

Eaton Vance Senior Income Trust, as a Lender By: Eaton Vance Management As Investment Advisor

By: /s/ Craig P. Russ
Name: Craig P. Russ
Title: Vice President

[Restructuring Support Agreement - Consenting Lender]

General Electric Capital Corporation, as a Lender Consenting Lender: Media, Communications and Entertainment, a division of Sponsor Finance, a business segment of General Electric Capital Corporation

By: /s/ Jason Soto
Name: Jason Soto
Title: Duly Authorized Signatory

[Restructuring Support Agreement - Consenting Lender]

GN3 SIP Limited By: GoldenTree Asset Management, LP, as a Lender

By: /s/ Karen Weber
Name: Karen Weber
Title: Director - Bank Debt

[Restructuring Support Agreement - Consenting Lender]

GoldenTree 2004 Trust By: GoldenTree Asset Management, LP, as a Lender

By: /s/ Karen Weber
Name: Karen Weber
Title: Director - Bank Debt

[Restructuring Support Agreement - Consenting Lender]

GoldenTree Credit Opportunities Financing I, Limited By: GoldenTree Asset Management, LP, as a Lender

By: /s/ Karen Weber
Name: Karen Weber
Title: Director - Bank Debt

[Restructuring Support Agreement - Consenting Lender]

GoldenTree Credit Opportunities Master Fund, Ltd. By: GoldenTree Asset Management, LP, as a Lender

By: /s/ Karen Weber
Name: Karen Weber
Title: Director – Bank Debt

[Restructuring Support Agreement - Consenting Lender]

GoldenTree Credit Opportunities Second Financing, Limited By: GoldenTree Asset Management, LP, as a Lender

By: /s/ Karen Weber
Name: Karen Weber
Title: Director - Bank Debt

[Restructuring Support Agreement - Consenting Lender]

GoldenTree European Financing B.V. By: GoldenTree Asset Management UK LLP, as a shareholder of RDA Holding Co.

By: /s/ Karen Weber
Name: Karen Weber
Title: Director - Bank Debt

[Restructuring Support Agreement - Consenting Lender]

GoldenTree Leverage Loan Financing I, Limited By: GoldenTree Leverage Loan Manager, LLC, as a Lender

By: /s/ Karen Weber
Name: Karen Weber
Title: Director - Bank Debt

[Restructuring Support Agreement - Consenting Lender]

GoldenTree Loan Opportunities III, Limited By: GoldenTree Asset Management, LP, as a Lender

By: /s/ Karen Weber
Name: Karen Weber
Title: Director - Bank Debt

[Restructuring Support Agreement - Consenting Lender]

GoldenTree Loan Opportunities IV, Limited By: GoldenTree Asset Management, LP, as a Lender

By: /s/ Karen Weber
Name: Karen Weber
Title: Director - Bank Debt

[Restructuring Support Agreement - Consenting Lender]

GoldenTree Loan Opportunities V, Limited By: GoldenTree Asset Management, LP, as a Lender

By: /s/ Karen Weber
Name: Karen Weber
Title: Director - Bank Debt

[Restructuring Support Agreement - Consenting Lender]

Laurelin II B. V By: GoldenTree Asset Management, LP, as a Lender

By: /s/ Karen Weber
Name: Karen Weber
Title: Director - Bank Debt

[Restructuring Support Agreement - Consenting Lender]

NCM GT 2008-2 LLC, as a Lender

By: /s/ James D. Jones
Name: James D. Jones
Title: Authorized Signatory

[Restructuring Support Agreement - Consenting Lender]

ING International (II) Senior Bank Loans USD, as a Lender

By: /s/Mohamed Basma
Name: Mohamed Basma
Title: Vice President

[Restructuring Support Agreement - Consenting Lender]

ING Investment Management CLO I, Ltd., as a Lender

By: /s/Mohamed Basma
Name: Mohamed Basma
Title: Vice President

[Restructuring Support Agreement - Consenting Lender]

ING International II Senior Bank Loans Euro, as a Lender

By: /s/Mohamed Basma
Name: Mohamed Basma
Title: Vice President

[Restructuring Support Agreement - Consenting Lender]

ING Investment Management CLO II, Ltd., as a Lender

By: /s/Mohamed Basma
Name: Mohamed Basma
Title: Vice President

[Restructuring Support Agreement - Consenting Lender]

ING Investment Management CLO III, Ltd., as a Lender

By: /s/Mohamed Basma
Name: Mohamed Basma
Title: Vice President

[Restructuring Support Agreement - Consenting Lender]

ING Investment Management CLO IV, Ltd., as a Lender

By: /s/Mohamed Basma
Name: Mohamed Basma
Title: Vice President

[Restructuring Support Agreement - Consenting Lender]

ING Investment Management CLO V, Ltd., as a Lender

By: /s/Mohamed Basma
Name: Mohamed Basma
Title: Vice President

[Restructuring Support Agreement - Consenting Lender]

ING Prime Rate Trust, as a Lender

By: /s/Mohamed Basma
Name: Mohamed Basma
Title: Vice President

[Restructuring Support Agreement - Consenting Lender]

ING Senior Income Fund, as a Lender

By: /s/Mohamed Basma
Name: Mohamed Basma
Title: Vice President

[Restructuring Support Agreement - Consenting Lender]

JPMorgan Chase Bank, N.A., as a Lender

By: /s/ Elizabeth Kelley
Name: Elizabeth Kelley
Title: Managing Director

[Restructuring Support Agreement - Consenting Lender]

Merrill Lynch Capital Corporation, as a Lender

By: /s/ Stephen J. Quine
Name: Stephen J. Quine
Title: Vice President

[Restructuring Support Agreement - Consenting Lender]

Clydesdale CLO 2006, Ltd., as a Lender By: Nomura Corporate Research and Asset Management Inc. as Investment Manager

By: /s/ Robert Hoffman
Name: Robert Hoffman
Title: Executive Director

[Restructuring Support Agreement - Consenting Lender]

Clydesdale CLO 2007, Ltd., as a Lender By: Nomura Corporate Research and Asset Management Inc. as Investment Manager

By: /s/ Robert Hoffman
Name: Robert Hoffman
Title: Executive Director

[Restructuring Support Agreement - Consenting Lender]

Nomura Bond & Loan Fund, as a Lender By: Mitsubishi UFJ Trust & Banking Corporation as Trustee By: Nomura Corporate Research and Asset Management Inc. Attorney in Fact

By: /s/ Robert Hoffman
Name: Robert Hoffman
Title: Executive Director

[Restructuring Support Agreement - Consenting Lender]

NCRAM Senior Loan Trust 2005, as a Lender By: Nomura Corporate Research and Asset Management Inc. as Investment Manager

By: /s/ Robert Hoffman
Name: Robert Hoffman
Title: Executive Director

[Restructuring Support Agreement - Consenting Lender]

Primus CLO I, Ltd., as a Lender By: Primus Asset Management Its Collateral Manager

By: /s/N. J. Campbell, Jr.
Name: N. J. Campbell, Jr.
Title: Portfolio Manager

[Restructuring Support Agreement - Consenting Lender]

Cavalry CLO I, LTD., as a Lender By: Regiment Capital Management LLC as its Investment Advisor

By: /s/ Mark Brostowski
Name: Mark Brostowski
Title: Partner

[Restructuring Support Agreement - Consenting Lender]

Grand Central Asset Trust REG Series, as a Lender

By: /s/ Adam Jacobs
Name: Adam Jacobs
Title: Attorney-in-Fact

[Restructuring Support Agreement - Consenting Lender]

PRESIDENT & FELLOWS OF HARVARD COLLEGE, as a Lender By: Regiment Capital Management, LLC as its Investment Advisor

By: /s/ Mark Brostowski
Name: Mark Brostowski
Title: Partner

[Restructuring Support Agreement - Consenting Lender]

REGIMENT CAPITAL LTD., as a Lender By: Regiment Capital Management, LLC as its Investment Advisor

By: /s/ Mark Brostowski
Name: Mark Brostowski
Title: Partner

[Restructuring Support Agreement - Consenting Lender]

XL Investment Management Ltd., as a Lender By: Regiment Capital Management, LLC as its Investment Advisor

By: /s/ Mark Brostowski
Name: Mark Brostowski
Title: Partner

[Restructuring Support Agreement - Consenting Lender]

Cornerstone CLO Ltd., as a Lender By: Stone Tower Debt Advisors LLC as its Collateral Manager

By:
Name:
Title: Authorized Signatory

[Restructuring Support Agreement - Consenting Lender]

Rampart CLO 2007 Ltd., as a Lender By: Stone Tower Debt Advisors LLC as its Collateral Manager

By:
Name:
Title: Authorized Signatory

[Restructuring Support Agreement - Consenting Lender]

Stone Tower CLO VII Ltd., as a Lender By: Stone Tower Debt Advisors LLC as its Collateral Manager

By:
Name:
Title: Authorized Signatory

[Restructuring Support Agreement - Consenting Lender]

Stone Tower CLO VIII Ltd., as a Lender By: Stone Tower Debt Advisors LLC as its Collateral Manager

By:
Name:
Title: Authorized Signatory

[Restructuring Support Agreement - Consenting Lender]

Trimaran CLO VII Ltd. By: Trimaran Advisors, L.L.C., as a Lender

By: /s/ Dominick J. Mazzitelli
Name: Dominick J. Mazzitelli
Title: Managing Director

[Restructuring Support Agreement - Consenting Lender]

Foothill CLO I, Ltd. By: The Foothill Group, Inc., as attorney-in-fact, as a Lender

By: /s/ Greg Apkarian
Name: Greg Apkarian
Title: Managing Member

[Restructuring Support Agreement - Consenting Lender]

The Foothill Group, Inc., as a Lender

By: /s/ Greg Apkarian
Name: Greg Apkarian
Title: V.P.

Genesis CLO 2007-2 LTD, as a Lender

By: LLCP Advisors LLC as Collateral Manager
By: /s/ Tejs Broberg
Name: Tejs Broberg
Title: Vice President

[Restructuring Support Agreement - Consenting Lender]

Trimaran CLO VII Ltd

By: Trimaran Advisors, L.L.C., as a Lender
By: /s/ Dominick J. Mazzitelli
Name: Dominick J. Mazzitelli
Title: Managing Director

[Restructuring Support Agreement - Consenting Lender]

Please sign in the space provided below to indicate your agreement and consent to the terms hereof.

GOLDENTREE MULTISTRAGETY FINANCING, LTD.

By: GoldenTree Asset Management, LP, as a shareholder of RDA Holding Co
By: /s/ Karen Weber
Name: Karen Weber
Title: Director – Bank Debt

[Restructuring Support Agreement - Consenting Lender]

Please sign in the space provided below to indicate your agreement and consent to the terms hereof.

GOLDENTREE CREDIT OPPORTUNITIES FINANCING I, LTD.

By: GoldenTree Asset Management, LP, as a shareholder of RDA Holding Co
By: /s/ Karen Weber
Name: Karen Weber
Title: Director – Bank Debt

[Restructuring Support Agreement - Consenting Lender]

Please sign in the space provided below to indicate your agreement and consent to the terms hereof.

GOLDENTREE HIGH YIELD VALUE MASTER FUND, LP

By: GoldenTree Asset Management, LP, as a shareholder of RDA Holding Co
By: /s/ Karen Weber
Name: Karen Weber
Title: Director – Bank Debt

[Restructuring Support Agreement - Consenting Lender]

Please sign in the space provided below to indicate your agreement and consent to the terms hereof.

GOLDENTREE PARTNERS, LP

By: GoldenTree Asset Management, LP, as a shareholder of RDA Holding Co
By: /s/ Karen Weber
Name: Karen Weber
Title: Director – Bank Debt

[Restructuring Support Agreement - Consenting Lender]

Please sign in the space provided below to indicate your agreement and consent to the terms hereof.

GOLDENTREE PARTNERS (100), LP

By: GoldenTree Asset Management, LP, as a shareholder of RDA Holding Co
By: /s/ Karen Weber
Name: Karen Weber
Title: Director – Bank Debt

[Restructuring Support Agreement - Consenting Lender]

Please sign in the space provided below to indicate your agreement and consent to the terms hereof.

GOLDENTREE OFFSHORE FUND, LTD.

By: GoldenTree Asset Management, LP, as a shareholder of RDA Holding Co
By: /s/ Karen Weber
Name: Karen Weber
Title: Director – Bank Debt

[Restructuring Support Agreement - Consenting Lender]

Please sign in the space provided below to indicate your agreement and consent to the terms hereof.

GOLDENTREE EUROPEAN FINANCING B.V.

By: GoldenTree Asset Management UK LLP, as a shareholder of RDA Holding Co
By: /s/ Karen Weber
Name: Karen Weber
Title: Director – Bank Debt

[Restructuring Support Agreement - Consenting Lender]

Please sign in the space provided below to indicate your agreement and consent to the terms hereof.

GSO SPECIAL SITUATIONS OVERSEAS FUND LTD.

By: GSO Capital Partners LP, its investment advisor
By: /s/ Christopher H. Sullivan
Name: Christopher H. Sullivan
Title: Authorized Signatory

[Restructuring Support Agreement - Consenting Lender]

Please sign in the space provided below to indicate your agreement and consent to the terms hereof.

GSO CREDIT OPPORTINITIES FUND (HELIOS), L.P.

By: GSO Capital Partners LP, its investment advisor
By: /s/ Christopher H. Sullivan
Name: Christopher H. Sullivan
Title: Authorized Signatory

[Restructuring Support Agreement - Consenting Lender]

Please sign in the space provided below to indicate your agreement and consent to the terms hereof.

GSO SPECIAL SITUATIONS FUND L.P.

By: GSO Capital Partners LP, its investment advisor
By: /s/ Christopher H. Sullivan
Name: Christopher H. Sullivan
Title: Authorized Signatory

[Restructuring Support Agreement - Consenting Lender]

Please sign in the space provided below to indicate your agreement and consent to the terms hereof.

MERRILL LYNCH CAPITAL CORPORATION

By: /s/ Jack Purcell
Name: Jack Purcell
Title: Vice President & Authorized Signatory

[Restructuring Support Agreement - Consenting Lender]

Please sign in the space provided below to indicate your agreement and consent to the terms hereof.

SOLAR CAPITAL LLC

By: /s/ Michael Gross
Name: Michael Gross
Title: Authorized Signatory

[Restructuring Support Agreement - Consenting Lender]

Please sign in the space provided below to indicate your agreement and consent to the terms hereof.

DLJ INVESTMENT PARTNERS, L.P.

By: DLJ Investment Partners II, Inc., its General Partner
By: /s/ Doug M. Ladden
Name: Doug M. Ladden
Title: Principal

[Restructuring Support Agreement - Consenting Lender]

Please sign in the space provided below to indicate your agreement and consent to the terms hereof.

DLJ INVESTMENT PARTNERS II, L.P.

By: DLJ Investment Partners II, Inc., its Managing General Partner
By: /s/ Doug M. Ladden
Name: Doug M. Ladden
Title: Principal

[Restructuring Support Agreement - Consenting Lender]

Please sign in the space provided below to indicate your agreement and consent to the terms hereof.

DLJIP HOLDINGS, L.P.

By: DLJ Investment Partners II, Inc., its General Partner
By: /s/ Doug M. Ladden
Name: Doug M. Ladden
Title: Principal

[Restructuring Support Agreement - Consenting Lender]

Please sign in the space provided below to indicate your agreement and consent to the terms hereof.

DLJ MERCHANT BANKING PARTNERS II, L.P.

By: DLJ Merchant Banking II, Inc., its Managing General Partner
By: /s/ William L. Spiro
Name: William L. Spiro
Title: Vice President

[Restructuring Support Agreement - Consenting Lender]

Please sign in the space provided below to indicate your agreement and consent to the terms hereof.

DLJ MERCHANT BANKING PARTNERS II-A, L.P.

By: DLJ Merchant Banking II, Inc., its Managing General Partner
By: /s/ William L. Spiro
Name: William L. Spiro
Title: Vice President

[Restructuring Support Agreement - Consenting Lender]

Please sign in the space provided below to indicate your agreement and consent to the terms hereof.

DLJ OFFSHORE PARTNERS II, C.V.

By: DLJ Merchant Banking II, Inc., its Advisory General Partner
By: /s/ William L. Spiro
Name: William L. Spiro
Title: Vice President

[Restructuring Support Agreement - Consenting Lender]

Please sign in the space provided below to indicate your agreement and consent to the terms hereof.

DLJ DIVERSIFIED PARTNERS, L.P.

By: DLJ Diversified Partners, Inc., its Managing General Partner
By: /s/ Doug M. Ladden
Name: Doug M. Ladden
Title: Principal

[Restructuring Support Agreement - Consenting Lender]

Please sign in the space provided below to indicate your agreement and consent to the terms hereof.

DLJ DIVERSIFIED PARTNERS-A, L.P.

By: DLJ Diversified Partners, Inc., its Managing General Partner
By: /s/ Doug M. Ladden
Name: Doug M. Ladden
Title: Principal

[Restructuring Support Agreement - Consenting Lender]

Please sign in the space provided below to indicate your agreement and consent to the terms hereof.

DLJ MB FUNDING II, INC.

By: /s/ William L. Spiro
Name: William L. Spiro
Title: Vice President

[Restructuring Support Agreement - Consenting Lender]

Please sign in the space provided below to indicate your agreement and consent to the terms hereof.

DLJ MILLENIUM PARTNERS, L.P.

By: DLJ Merchant Banking II, Inc., its Managing General Partner
By: /s/ William L. Spiro
Name: William L. Spiro
Title: Vice President

[Restructuring Support Agreement - Consenting Lender]

Please sign in the space provided below to indicate your agreement and consent to the terms hereof.

DLJ MILLENIUM PARTNERS-A, L.P.

By: DLJ Merchant Banking II, Inc., its Managing General Partner
By: /s/ William L. Spiro
Name: William L. Spiro
Title: Vice President

[Restructuring Support Agreement - Consenting Lender]

Please sign in the space provided below to indicate your agreement and consent to the terms hereof.

DLJ EAB PARTNERS, L.P.

By: DLJ LBO Plans Management Corporation, Inc., its General Partner
By: /s/ William L. Spiro
Name: William L. Spiro
Title: Vice President

[Restructuring Support Agreement - Consenting Lender]

Please sign in the space provided below to indicate your agreement and consent to the terms hereof.

DLJ ESC II, L.P.

By: DLJ LBO Plans Management Corporation, Inc., its General Partner
By: /s/ William L. Spiro
Name: William L. Spiro
Title: Vice President

[Restructuring Support Agreement - Consenting Lender]

Please sign in the space provided below to indicate your agreement and consent to the terms hereof.

DLJ FIRST ESC, L.P.

By: DLJ LBO Plans Management Corporation, Inc., its Managing General Partner
By: /s/ William L. Spiro
Name: William L. Spiro
Title: Vice President

AND

By: DLJ LBO Plans Management Corporation II, Inc., its Special General Partner
By: /s/ William L. Spiro
Name: William L. Spiro
Title: Vice President

[Restructuring Support Agreement - Consenting Lender]

Please sign in the space provided below to indicate your agreement and consent to the terms hereof.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By: /s/ Howard Stern
Name: Howard Stern
Title: Authorized Representative

[Restructuring Support Agreement - Consenting Lender]

Please sign in the space provided below to indicate your agreement and consent to the terms hereof.

ARES LEVERAGED INVESTMENT FUND II, L.P.

By: /s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

[Restructuring Support Agreement - Consenting Lender]

Please sign in the space provided below to indicate your agreement and consent to the terms hereof.

ARES LEVERAGED INVESTMENT FUND, L.P.

By: /s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

[Restructuring Support Agreement - Consenting Lender]

Please sign in the space provided below to indicate your agreement and consent to the terms hereof.

W CAPITAL PARTNERS, L.P.

By: /s/ Stephen Wertheimer
Name: Stephen Wertheimer
Title: Managing Director

[Restructuring Support Agreement - Consenting Lender]

Please sign in the space provided below to indicate your agreement and consent to the terms hereof.

STARR INTERNATIONAL USA INVESTMENTS LLC.

By: /s/ Michael J. Horvath
Name: Michael J. Horvath
Title: Associate Counsel

[Restructuring Support Agreement - Consenting Lender]

Please sign in the space provided below to indicate your agreement and consent to the terms hereof.

C.V. STARR & CO., INC.

By: /s/ Michael J. Horvath
Name: Michael J. Horvath
Title: Associate Counsel

[Restructuring Support Agreement - Consenting Lender]

Please sign in the space provided below to indicate your agreement and consent to the terms hereof.

NORTHWOODS CAPITAL VI, LIMITED

By: Angelo Gordon & Co., L.P., as Collateral Manager

By: /s/ Bruce Martin
Name: Bruce Martin
Title: Managing Director

[Restructuring Support Agreement - Consenting Lender]

Please sign in the space provided below to indicate your agreement and consent to the terms hereof.

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By: DB Services New Jersey, Inc.

By: /s/ Angeline Quiniana
Name: Angeline Quiniana
Title: Assistant Vice President

By: /s/ Deidre D. Cesario
Name: Deidre D. Cesario
Title: Assistant Vice President

[Restructuring Support Agreement - Consenting Lender]

Please sign in the space provided below to indicate your agreement and consent to the terms hereof.

CIFC FUNDING 2007-III, LTD, as a Lender

By: /s/ S. Vaccaro
Name: S. Vaccaro
Title: Co-Chief Investment Officer

[Restructuring Support Agreement - Consenting Lender]

Please sign in the space provided below to indicate your agreement and consent to the terms hereof.

BIG SKY III SENIOR LOAN TRUST

By: Eaton Vance Management, as Investment Advisor

By: /s/ Craig P. Russ
Name: Craig P. Russ
Title: Vice President

[Restructuring Support Agreement - Consenting Lender]

Please sign in the space provided below to indicate your agreement and consent to the terms hereof.

EATON VANCESENIOR FLOATING-RATE TRUST

By: Eaton Vance Management, as Investment Advisor

By: /s/ Craig P. Russ
Name: Craig P. Russ
Title: Vice President

[Restructuring Support Agreement - Consenting Lender]

Please sign in the space provided below to indicate your agreement and consent to the terms hereof.

CDO VII PLC

By: Eaton Vance Management, as Interim Investment Advisor

By: /s/ Craig P. Russ
Name: Craig P. Russ
Title: Vice President

[Restructuring Support Agreement - Consenting Lender]

Please sign in the space provided below to indicate your agreement and consent to the terms hereof.

AMERICAN INTERNATIONAL GROUP, INC.

By: AIG Global Investment Corp., its Investment Advisor

By: /s/ W. Jeffrey Baxter
Name: W. Jeffrey Baxter
Title: Managing Director

SATURN CLO, LTD.

By: AIG Global Investment Corp., its Collateral Manager

By: /s/ W. Jeffrey Baxter
Name: W. Jeffrey Baxter
Title: Managing Director

GALAXY V CLO, LTD.

By: AIG Global Investment Corp., its Collateral Manager

By: /s/ W. Jeffrey Baxter
Name: W. Jeffrey Baxter
Title: Managing Director

GALAXY VI CLO, LTD.

By: AIG Global Investment Corp., its Collateral Manager

By: /s/ W. Jeffrey Baxter
Name: W. Jeffrey Baxter
Title: Managing Director

GALAXY VII CLO, LTD.

By: AIG Global Investment Corp., its Collateral Manager

By: /s/ W. Jeffrey Baxter
Name: W. Jeffrey Baxter
Title: Managing Director

GALAXY VIII CLO, LTD.

By: AIG Global Investment Corp., its Collateral Manager

By: /s/ W. Jeffrey Baxter
Name: W. Jeffrey Baxter
Title: Managing Director

[Restructuring Support Agreement - Consenting Lender]

SCHEDULE I

Alex, Inc.
Allrecipes.com, Inc.
Ardee Music Publishing, Inc.
Christmas Angels Productions, Inc.
Compass Learning, Inc.
Direct Entertainment Media Group, Inc.
Direct Holdings Americas, Inc.
Direct Holdings Custom Publishing Inc.
Direct Holdings Customer Service, Inc.
Direct Holdings Education Inc.
Direct Holdings Libraries Inc.
Direct Holdings U.S. Corp.
Funk & Wagnalls Yearbook Corp.
Gareth Stevens, Inc.
Home Service Publications, Inc.
Pegasus Asia Investments, Inc.
Pegasus Investment, Inc.
Pegasus Sales, Inc.
Pleasantville Music Publishing, Inc.
R.D. Manufacturing Corporation
RD Large Edition, Inc.
RD Publications, Inc.
RD Walking, Inc.
RDA Sub Co.
Reader’s Digest Children’s Publishing, Inc.
Reader’s Digest Consumer Services, Inc.
Reader’s Digest Entertainment, Inc.
Reader’s Digest Financial Services, Inc.
Reader’s Digest Latinoamerica, S.A.
Reader’s Digest Sales and Services, Inc.
Reader’s Digest Sub Nine, Inc.
Readers Digest Young Families, Inc.
Reiman Manufacturing, LLC
Reiman Media Group, Inc.
Retirement Living Publishing Company, Inc.
Saguaro Road Records, Inc.
Taste of Home Media Group, Inc.
Taste of Home Productions, Inc.
Travel Publications, Inc.
W.A. Publications, LLC
WAPLA, LLC
Weekly Reader Corporation
Weekly Reader Custom Publishing, Inc.
World Almanac Education Group, Inc.
World Wide Country Tours, Inc.
WRC Media, Inc.

EXHIBIT A

PROPOSED RESTRUCTURING TERM SHEET

THIS TERM SHEET IS NOT AN OFFER OR A SOLICITATION WITH RESPECT TO ANY SECURITIES OF THE COMPANY.  ANY SUCH OFFER OR SOLICITATION WILL COMPLY WITH ALL APPLICABLE SECURITIES LAWS AND/OR PROVISIONS OF THE BANKRUPTCY CODE.  THIS TERM SHEET CONTAINS MATERIAL NON-PUBLIC INFORMATION ABOUT A PUBLIC COMPANY AND, THEREFORE, IS SUBJECT TO FEDERAL SECURITIES LAWS.

THIS TERM SHEET IS PROVIDED IN CONFIDENCE AND MAY BE DISTRIBUTED ONLY WITH THE EXPRESS WRITTEN CONSENT OF THE COMPANY AND THE ADMINISTRATIVE AGENT.  THE TERM SHEET IS PROVIDED IN THE NATURE OF A SETTLEMENT PROPOSAL IN FURTHERANCE OF SETTLEMENT DISCUSSIONS.  ACCORDINGLY, THE TERM SHEET IS INTENDED TO BE ENTITLED TO THE PROTECTIONS OF RULE 408 OF THE FEDERAL RULES OF EVIDENCE AND ANY OTHER APPLICABLE STATUTES OR DOCTRINES PROTECTING THE USE OR DISCLOSURE OF CONFIDENTIAL INFORMATION AND INFORMATION EXCHANGED IN THE CONTEXT OF SETTLEMENT DISCUSSIONS.  FURTHER, NOTHING IN THE TERM SHEET SHALL BE AN ADMISSION OF FACT OR LIABILITY OR DEEMED BINDING ON HOLDING, ITS SUBSIDIARIES, THE ADMINISTRATIVE AGENT OR THE LENDERS.

OVERVIEW
Transaction Summary
This term sheet (the “Term Sheet”) describes a restructuring transaction (the “Restructuring”) pursuant to which RDA Holding Co. (“Holding” and once reorganized, “Reorganized Holding”) and various of its domestic subsidiaries will restructure their capital structure through a pre-negotiated joint plan of reorganization filed in connection with cases commenced  under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).

This Term Sheet outlines the proposed capital structure and other material terms and conditions of the Restructuring.  The Term Sheet does not include a description of all of the terms, conditions and other provisions that are to be contained in the definitive documentation governing the Restructuring, which remain subject to further discussion and negotiation.

The pro forma exit capital structure of material long term indebtedness is set forth under the heading “Debt Facilities” on Annex 1 attached hereto.

A-1

Secured Debt to be Restructured
Indebtedness to be treated under a plan of reorganization (the “Acceptable Plan”) will include:

(i) approximately $1.6 billion outstanding under that certain Credit Agreement dated as of March 2, 2007 (the “Pre-Petition Credit Agreement”) among The Reader’s Digest Association, Inc., (“RD”) and certain of its subsidiaries, JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the lenders party thereto (the “Secured Lenders”); and

(ii) termination claims under certain Swap Contracts (as defined in the Pre-Petition Credit Agreement) (the “Swap Claims” and the holders of such claims, together with the prepetition Secured Lenders, the “Secured Parties”).

Such indebtedness will be restructured pursuant to the Acceptable Plan to be filed jointly by Holding, RD and certain of RD’s domestic subsidiaries (collectively, the “Debtors”) in proceedings (the “Cases”) to be commenced under chapter 11 of the Bankruptcy Code in the Bankruptcy Court.

DIP/Exit Credit Facility	See term sheet annexed to the DIP Commitment Letter.
Adequate Protection for Pre-Petition Obligations	See term sheet annexed to the DIP Commitment Letter.
Treatment of Claims and Equity Interests
DIP Claims
The debtor in possession financing facility (the “DIP Facility”) shall, on the effective date of the Acceptable Plan (the “Effective Date”), convert to the Exit Financing facility in accordance with the terms of the DIP Facility or be paid in full in cash.

Administrative Claims
Each holder of an allowed administrative claim, including claims of the type described in section 503(b)(9) of the Bankruptcy Code, will receive payment in full (in cash) of the unpaid portion of its allowed administrative claim on the Effective Date or as soon thereafter as practicable (or, if payment is not then due, shall be paid in accordance with its terms) or pursuant to such other terms as may be agreed to by the holder of such claim and the Debtors.

Priority Tax Claims	Priority tax claims will be treated in accordance with section 1129(a)(9)(C) of the Bankruptcy Code.
Other Priority Claims
All other priority claims will be paid in full (in cash) on the Effective Date, or as soon thereafter as practicable, or treated in any other manner so that such claim will otherwise be rendered unimpaired.

A-2

Pre-Petition Credit Agreement Claims
 (a) On the Effective Date, the aggregate outstanding principal amount of Term Loans, Revolving Loans, Euro Term Loans and Swap Claims (as each such term is defined in the Pre-Petition Credit Agreement or herein, as applicable) and the interest accrued and unpaid as of the Petition Date (collectively, the “Pre-Petition Obligations”) will be restructured into
(i) $300 million term loan (the “Second Priority Restructured Term Loan Facility”) on the terms set forth on Annex 1 hereto; and
            (ii) The Euro Term Loan[2] shall be reinstated and the prepetition guaranties made by the Debtors (together with any collateral granted by the Debtors) for the benefit of the holders of the Euro Term Loan shall be reinstated; provided that the Euro Term Loan shall be amended with the consent of Required Lenders to be consistent with Annex 1 hereto.
(b)  The prepetition Secured Parties shall convert that portion of the Pre-Petition Obligations which is not restructured under the Second Priority Restructured Term Loan Facility or part of the reinstated Euro Term Loan into not less than 100% (subject to dilution by the Management Incentive Plan, the Equity Buy-In Option and equity issued to such other creditor classes as may be agreed to by the Required Consenting Lenders and the Debtors) of the new common stock of Reorganized Holding (the “New Common Stock”) to be issued and outstanding on the Effective Date of the Acceptable Plan, with such New Common Stock to be distributed on a pro rata basis in accordance with the prepetition Secured Parties’ holdings of such Pre-Petition Obligations.
(c) Notwithstanding anything herein to the contrary (i) the Euro Term Lenders shall only be entitled to receive the treatment set forth in clause (a)(ii) on account of their Euro Term Loan exposure and (ii) the Revolving Lenders and U.S. Term Lenders shall only be entitled to receive the treatment set forth in clauses (a)(i) and (b) on account of their Revolver Loan and U.S. Loan exposures.
Impaired - entitled to vote.

Other Secured Claims
Each holder thereof will receive the following treatment:  (a) payment in full (in cash) on the Effective Date or as soon thereafter as practicable; (b) delivery of collateral securing any such claim and payment of any interest required under section 506(b) of the Bankruptcy Code; or (c) such other treatment as is necessary to satisfy section 1129 of the Bankruptcy Code.
Unimpaired; not entitled to vote – deemed to accept.

Unsecured Claims Related to Operations
Each holder of unsecured claims related to operations will receive payment in full in cash as and when such claims become due and payable in the ordinary course of business, or otherwise receive such treatment as to render such holder unimpaired.   The Debtors may elect to separate general unsecured claims into appropriate subclasses.
Unimpaired; not entitled to vote – deemed to accept.[3]

2Required Consenting Lenders and Debtors to agree on different classification, if appropriate.

3The Debtors may elect to renegotiate and/or reject certain executory contracts and to separately classify and impair any claims arising therefrom.

A-3

Claims of holders of Senior Subordinated Notes
Holders of Senior Subordinated Notes (as defined in that certain Indenture dated March 2, 2007) shall not receive any distributions.  Any agreement to provide a distribution to holders of Senior Subordinated Notes shall require the consent of the Debtors and the Required Consenting Lenders and shall require holders of the Senior Subordinated Notes to vote in favor of and otherwise support the Acceptable Plan and all of the provisions thereof.[4]
Impaired; not entitled to vote – deemed to reject.

General Unsecured Claims	TBD
Existing Equity Interests
All existing common and preferred equity interests in Holding or other existing securities consisting of (or convertible into) equity interests in Holding, including any warrants or vested or unvested options to purchase equity interests in Holding, shall be extinguished as of the Effective Date.  All equity interests of Holding’s subsidiaries shall continue to be held by Holding and the subsidiaries of Holding holding such equity interests prior to the commencement of the Cases.
Impaired; not entitled to vote – deemed to reject.

Equity Buy-In Option
The Prepetition Secured Parties agree that the Company may issue up to $50-100 million of the New Common Stock, which shall represent no more than 10%-20% of the New Common Stock, pursuant to a mechanism to be agreed.  The buy-in right would be available to holders of Senior Subordinated Notes that are qualified institutional buyers (as defined in Rule 144A under the Securities Act of 1933), with the proceeds of such offering to be distributed to Reorganized Holding.  Participating holders shall be provided with registration rights entitling them to participate in any registration statement filed by Reorganized Holdings subject to customary limitations.

General Provisions
Management Incentive Programs
The Acceptable Plan will provide that promptly on or after the effective date,  equity awards (in the form of restricted stock, options or warrants) for 7.5% of the New Common Stock (on a fully diluted basis) of Reorganized Holding will be granted to continuing employees of the Debtors and members of the new board of directors by the new board of directors of Reorganized Holding, with pricing, vesting and exercise terms to be determined by the new board upon consultation with the CEO; provided, that such equity grant shall not include more than 2.5% in the form of restricted New Common Stock.  Such equity awards shall be on terms reflective of a policy of rewarding the contribution of management to the long-term financial performance of the reorganized Debtors.
The Acceptable Plan will further provide for assumption of the compensation plans presented by management to the Consenting Lenders referred to as the “EV Max Plan” and the “Variable Compensation Plan” in the forms annexed hereto as Annexes 2 and 3, respectively, for fiscal year 2010.
The Consenting Lenders further agree to support a motion to support the employee retention plan annexed hereto as Annex 4.

A-4

Employment Agreements
Consenting Lenders agree that the employment agreements with the Company’s CEO and CFO will be modified as agreed to in writing by the Commitment Parties (as defined in the DIP Commitment Letter) to change, among other things, base salaries during the chapter 11 case and the timing of payment or amount of severance.

Cancellation of Instruments, Certificates and Other Documents
On the Effective Date, except to the extent otherwise provided in the Acceptable Plan, all instruments, certificates and other documents evidencing debt or equity interests in Holding or (as it relates to debt only) RD will be cancelled, and the obligations of RD or Reorganized Holding and its subsidiaries thereunder, or in any way related thereto, will be discharged.

Issuance of New Securities; Execution of Acceptable Plan Documents
On the Effective Date, or as soon as reasonably practicable thereafter, Reorganized Holding will issue all securities, instruments, certificates and other documents required to be issued pursuant to the Acceptable Plan.

Executory Contracts and Unexpired Leases
The Acceptable Plan will provide for the assumption or rejection, as the case may be, of executory contracts and unexpired leases identified in a supplement to the Acceptable Plan to the extent that any such executory contracts and unexpired leases have not been otherwise assumed or rejected.

Intercompany Claims	On the Effective Date, Holding will, at its discretion, reinstate or compromise, as the case may be, intercompany claims between and among Holding and its subsidiaries.
Resolution of Disputed Claims	The Acceptable Plan will provide for the resolution of disputed claims and any reserves therefor.
Avoidance Actions and Other Litigation
The reorganized Debtors will retain all rights to commence and pursue any and all claims and causes of action arising under the sections 544, 545, 547, 548 and 550 of the Bankruptcy Code (collectively, the “Avoidance Actions”) and other litigation.
The Acceptable Plan will not provide for any funding of a litigation trust that can be used to fund litigation against the Released Shareholder Parties.
The Acceptable Plan will provide that any recovery payable to the Debtors or the Lenders from proceeds of any cause of action of any kind or nature (including under Chapter 5 of the Bankruptcy Code) against the Consenting Shareholders (either directly or indirectly on account of the subordination provisions in indenture related to the Senior Subordinated Notes) shall be payable to such Consenting Shareholders, and if such party shall receive any recovery in respect of such cause of action, it shall hold the proceeds or payment thereof in trust for the Consenting Shareholders and shall promptly transfer such proceeds or payment, as the case may be, to the Consenting Shareholders.

Exemption from Section 1145	The issuance of the New Common Stock in Reorganized Holding will be exempted from applicable securities laws and/or from SEC registration under section 1145 of the Bankruptcy Code.
Tax Issues
The parties agree to use their commercially reasonable best efforts to complete the financial restructuring of the Debtors contemplated by this Term Sheet in a manner that best preserves the tax attributes of the Debtors and in a manner satisfactory to the Required Consenting Lenders.

A-5

Retention of Jurisdiction	The Acceptable Plan will provide for the retention of jurisdiction by the Bankruptcy Court for usual and customary matters.
Corporate Governance/Charter Provisions/Registration Rights
Board of Directors of Reorganized Holding
The board of directors of Reorganized Holding shall be comprised of a number of directors to be agreed. The prepetition Secured Parties shall identify directors through use of a search firm acceptable to the Administrative Agent and reimbursed by the Debtors and shall initially designate all such directors upon consultation with the CEO; provided, that certain current independent directors may be requested to continue to serve on the Board of Directors of Reorganized Holding.

Reorganized Holding as a private company.	Reorganized Holding shall be a private company upon the Effective Date.
Description of Capital Stock
From and after the Effective Date, subject to the right of the stockholders to amend the Certificate of Incorporation of Reorganized Holding after the Effective Date, Reorganized Holding shall have one class and one series of New Common Stock.

CHARTER; BYLAWS
The charter and bylaws of each Debtor shall be restated consistent with section 1123(a)(6) of the Bankruptcy Code and otherwise in form and substance satisfactory to the Administrative Agent and the Required Consenting Lenders.

REGISTRATION RIGHTS; STOCKHOLDERS AGREEMENT
The supplement to the Acceptable Plan shall provide for a registration rights agreement and stockholders agreement with respect to the New Common Stock in material form and substance reasonably satisfactory to the Required Consenting Lenders.

Release and Related Provisions
Releases
The Acceptable Plan will ratify the releases set forth in the Support Agreement and provide for mutual releases among the Consenting Shareholders, the prepetition lenders under the Credit Agreement, the DIP Lenders, the Debtors and their respective current and former directors, officers and professional advisors of any and all claims or causes of action, known or unknown, relating to any prepetition date acts or omissions..
The Debtors release of third parties will be provided for in the Acceptable Plan only to the extent, after investigation, the Board of Directors determines it is appropriate.

Exculpation
The Acceptable Plan will contain ordinary and customary exculpation provisions among the Consenting Shareholders, the prepetition lenders under the Credit Agreement, the DIP Lenders, the Debtors and their respective directors, officers and professional advisors of any and all claims or causes of action, known or unknown, relating to any prepetition date acts or omissions.

Indemnification
The Acceptable Plan (i) will contain ordinary and customary indemnification provisions for indemnification of current and former directors and officers of the Debtors to the extent of available D&O coverage and payable from the proceeds of such D&O policies, including the advancing of defense costs prior to final adjudication; provided, that, to the extent proceeds of such policies are deemed property of the Debtors’ estates in the Chapter 11 Cases the Debtors will use reasonable best efforts to seek relief from the Bankruptcy Court to have them advanced and (ii) shall provide that the Debtors shall maintain  their current D&O insurance coverage in place as of the Effective Date of the Support Agreement for current and former directors and officers of the Debtors.

Discharge	The Acceptable Plan will contain ordinary and customary discharge provisions.
Injunction	The Acceptable Plan will contain ordinary and customary injunction provisions.
Compromise and Settlement	The Acceptable Plan will contain ordinary and customary compromise and settlement provisions.
Acceptable Plan Implementation
Restructuring Support Agreement	Execution of Restructuring Support Agreement.
Conditions
Certain Conditions	See Restructuring Support Agreement and DIP Commitment Letter.

A-6

ANNEX 1

Summary of Reader’s Digest Association, Inc.
Exit Capital Structure and Debt Facilities5

1.           Capital Structure at Exit

Debt Facilities:
First Priority Term Loan (the “First Priority Term Loan”) converted from the Borrower’s (as defined below) Senior Secured Priming Debtor-in-Possession Credit Facility (the “DIP Facility”) in an amount equal to the aggregate amount, up to a maximum amount of $150,000,000, of loans outstanding under the DIP Facility on the date of conversion.

Euro Term Loan continued from the Existing Credit Agreement in an amount equal to the aggregate amount, up to a maximum amount of the U.S. dollar equivalent of €74,019,383.13, of the Euro Term Loan outstanding under the Existing Credit Agreement on the date of continuation and having the maturity date set forth in the Existing Credit Agreement.[6]

$300,000,000 Second Priority Restructured Term Loan having a maturity not earlier than the latest to occur of the maturity of the First Priority Term Loan and the maturity of the Euro Term Loan (the “Second Priority Term Loan”).[7]  The Second Priority Term Loan will be paid as partial consideration in respect of the obligations of the Debtors under the Existing Credit Agreement.

[5]	Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Term Sheet to which this summary is attached.

[6]
The Euro Term Loan will be documented under the same credit agreement (the “Exit Credit Agreement”) as the First Priority Term Loan, will benefit from the same covenants, events of default and guarantees as the First Priority Term Loan and will be secured on a pari passu basis with the First Priority Term Loan in respect of the collateral securing the First Priority Term Loan.  In addition, the Euro Term Loan will continue to benefit from the Overseas Guarantees (as defined in the Existing Credit Agreement) and the collateral pledged by the German Borrower and the Overseas Guarantors (as each is defined in the Existing Credit Agreement) to the same extent and with the same priority as is mandated by the Existing Credit Agreement.  The Exit Credit Agreement will provide for a CAM substantially similar to that provided in the Existing Credit Agreement.  The continuation of the Euro Term Loan under the Exit Credit Agreement will be subject to the vote of the Required Lenders under (and as defined in) the Existing Credit Agreement.

[7]
The Second Priority Term Loan will benefit from the same guarantees as the First Priority Term Loan and will be secured on a second priority basis to the First Priority Term Loan in respect of the collateral securing the First Priority Term Loan.  Such second priority lien will be subject to an intercreditor agreement on terms and conditions satisfactory to the Required Lenders.

Annex 1-1

Interest Rate:	The interest rate applicable to the First Priority Term Loan is set forth below under “Basic Terms of First Priority Term Loan – Interest Rate”.

The Euro Term Loan and the Second Priority Term Loan will bear interest at a rate per annum equal to (a) the ABR plus the Applicable Margin (any loan bearing interest based upon the ABR, an “ABR Loan”) or (b) the Eurodollar Rate plus the Applicable Margin (any loan bearing interest based upon the Eurodollar Rate, a “Eurodollar Loan), at the Borrower’s option.  Interest shall be payable in cash on each Interest Payment Date except as set forth below under “PIK Election”.

As used herein:

“ABR” means the highest of (i) the rate of interest publicly announced by JPMorgan Chase Bank, N.A. as its prime rate in effect at its principal office in New York City, (ii) the federal funds effective rate from time to time plus 0.5% and (iii) the Eurodollar Rate for a one month Interest Period plus 1%.

“Applicable Margin” means (a) in the case of the Euro Term Loan, (i) 9.0% per annum with respect to ABR Loans and (ii) 10.0% per annum with respect to Eurodollar Loans and (b) in the case of the Second Priority Term Loan, (i) 11.0% per annum with respect to ABR Loans and (ii) 12.0% per annum with respect to Eurodollar Loans.

“Eurodollar Rate” means the greater of (i) the rate (adjusted for statutory reserve requirements for eurocurrency liabilities) for deposits in dollars for a period equal to three months appearing on the Reuters Screen LIBOR01 Page and (ii) 3.50% per annum.

Interest Payment Dates:	Quarterly in arrears.

Default Rate:	2.0% per annum above the then applicable rate.

PIK Election:
A portion of the Applicable Margin equal to 4.5% per annum, in the case of the Euro Term Loan, and 6.5% per annum, in the case of the Second Priority Term Loan, will be paid, at the Borrower’s option, in cash (a “Cash Election”) or by adding such interest to the principal amount of the outstanding Euro Term Loan or Second Priority Term Loan, as the case may be (a “PIK Election” and, together with a Cash Election, an “Election”), in each case, in arrears on each Interest Payment Date.  The Borrower will be permitted to make a Cash Election and/or a PIK Election with respect to all or any portion of the principal amount of the Euro Term Loan and the Second Priority Term Loan, subject to minimum thresholds to be agreed upon; provided, that the Borrower shall not be permitted to make a PIK

Annex 1-2

Election if the consolidated EBITDA of the Borrower and its consolidated subsidiaries for the period of twelve months most recently ended on or prior to the interest period for which such Election is being made exceeds $160,000,000, in the case of the Euro Term Loan, and $180,000,000, in the case of the Second Priority Term Loan.

The Borrower shall make an Election with respect to each interest period with respect to the Euro Term Loan and the Second Priority Term Loan by providing at least 10 days’ prior notice to the administrative agent for the Euro Term Loan or the Second Priority Term Loan, as the case may be, prior to the beginning of such interest period.

2.           Basic Terms of First Priority Term Loan

Borrower:	The Reader’s Digest Association, Inc. a Delaware corporation (the “Borrower”).

Guarantors:	RDA Holding Co., a Delaware corporation (the “Parent”), and each direct and indirect, existing and future domestic subsidiary of the Borrower (collectively, the “Guarantors”).

Lenders:	The Lenders under the DIP Facility.

Administrative Agent:	JPMorgan Chase Bank, N.A.

Amortization:	$15,000,000 per year, payable quarterly.

Term:	Three years from the date of conversion.

Collateral:	First priority lien on substantially all of the assets of the Borrower and the Guarantors, subject to customary exceptions to be agreed by the Required Lenders.

Mandatory Prepayments:
Substantially consistent with the Existing Credit Agreement with such changes as are appropriate for a facility of this type or are otherwise required by the Required Lenders and which shall include a requirement that the First Priority Term Loan be prepaid with excess cash flow pursuant to a mechanism to be agreed.

Interest Rate:	The ABR or Eurodollar Rate plus, in each case, the Applicable Margin in effect under the DIP Facility on the date of conversion.

Certain Conditions:
The conversion of the loans outstanding under the DIP Facility into the First Priority Term Loan will be subject to customary closing conditions, including, without limitation, the following conditions precedent:

Annex 1-3

(a)  A Plan of Reorganization substantially consistent with the restructuring support agreement (including the term sheet annexed thereto) entered into among the Lenders and the Debtors prior to the Petition Date (the “Restructuring Support Agreement”) shall have been confirmed pursuant to a confirmation order of the Bankruptcy Court substantially consistent with the Restructuring Support Agreement and such order shall not have been reversed, modified, amended, stayed or vacated;

(b)  The Restructuring Support Agreement shall have been in full force and effect from the execution thereof to the effective date of the Plan of Reorganization;

(c)  The Administrative Agent and the Required Lenders shall be satisfied with the form of the definitive loan documentation and related security and closing documents (the “Definitive Documentation”);

(d)  No Default or Event of Default under the Definitive Documentation or the DIP Facility shall have occurred and be continuing; and

(e)  Representations and warranties shall be true and correct in all material respects.

Financial Covenants:
Minimum LTM EBITDA and minimum LTM fixed charge coverage ratio (in each case, tested quarterly), maximum capital expenditures and minimum liquidity (tested monthly) and such other financial covenants as may be required by the Required Lenders.

Representations and
Warranties; Affirmative
and Negative Covenants;
Events of Default;
Other Miscellaneous
Provisions:	Substantially consistent with the Existing Credit Agreement with such changes as are appropriate for a facility of this type or are otherwise required by the Required Lenders.

Governing Law and Forum:	New York law.

Counsel to the
Administrative Agent
and the Lead Arranger:	Simpson Thacher & Bartlett LLP

Annex 1-4

ANNEX 2

Reward for Increasing Enterprise Value/

Enterprise Value Maximization Plan (EVMax)

Summary
Incremental executive plan designed to incent the delivery of longer-term financial goals
Group 1 -  To reward for the realization of maximum enterprise value
Group 2  - To reward executives for time to emergence

Participation
Participation limited to executives that have broad enterprise wide responsibilities or those that can impact time to emergence.  Select group will participate in both.  All EVMax participants are also participants in the Variable Comp Plan.

Performance Measure
Group 1 - Enterprise wide Cash EBITDA as measured in accordance with approved plan Cash EBITDA at end of each year in two-year performance period (June 2010 and June 2011)
Group 2 - Incremental savings not contemplated in plan (driven by time to emergence)

Performance Award	Group 1 – Cash payment based on pro-rata share of Cash EBITDA improvement over approved plan Cash EBITDA Group 2 – Cash payment based on a portion of saved professional fees due to early exit
Performance Measurement Period	Group 1 - One year at Fiscal Year End Group 2 - Time to Emergence
Payout Frequency	Group 1 - Paid at the end of 2010 Fiscal Year Group 2 - Paid in full at emergence with a 6 month claw back provision

Annex 2-1

Annex 2-2

Enterprise Maximization Plan (EMAX) - Time To Exit
(Dollars in Millions)

Choose Exit Date >>>		Jan-10
Type:		TTE Bonus
Corresponding Bonus Dollars:	$	2.6

Exit on or Before >>>	1/31/10	2/28/10	3/31/10	4/30/10	5/31/10	6/30/10	7/31/10
TTE Bonus	$ 2.6	$ 2.2	$ 1.7	$ 1.3	$ 1.3	$ .7	$ -

Annex 2-3

ANNEX 3

Pay for Performance/Variable Comp Plan

Summary	Broad-based plan designed to incent delivery of short-term, financial goals (incremental Cash EBITDA and Free Cash Flow)
Participants	Includes specified level employees which provides a consistent pay for performance philosophy among all executives
Target Award Opportunities	Target award opportunity (expressed as a % of base salary) established for each participant relative to employee grade level and criticality of role
Performance Measure
Cash flow and Cash EBITDA.  Executives have 100% of their opportunity based on financial results.  Performance will  be measured at the corporate level with CEO discretion of +/- 10% at the operating unit level, assuming no change in total pool available.

Performance Award	Cash payment
Performance Measurement Period	Annual measure to recognize short-term goals and provide strong retention and incentive value
Payout Frequency	Paid out annually based on audited results for 2010.

Annex 3-1

Annex 3-2

ANNEX 4

Retain Talent/Talent Plan

Summary	Intended to provide select lower level employees with protection and assurance during restructuring period; payment subject only to continued employment at Reader’s Digest.
Participation
Limited number of low level critical employees are eligible to receive a retention award (expressed as a percent of base salary).  No more than 10% of US population is eligible.  Anyone in Retention Plan is not eligible for Variance Comp Plan or any other plans.

Award Opportunities	Range from 3 - 6% of current base salary.
Payout Frequency
First installment of retention payment (25% of total target award) will be payable at earlier of 90 days or at emergence.  The balance (75%) would be paid at time of emergence.  Each participant must be employed on last day of each service period to receive an award.

Annex 4-1

EXHIBIT B

LENDER JOINDER
This Lender Joinder to the Restructuring Support Agreement, dated as of August 17, 2009, by and among RDA Holding Co., The Reader’s Digest Association, Inc. (the “Company”), and certain of the Company’s subsidiaries and affiliates set forth on Schedule 1 of the Support Agreement (as defined herein and annexed hereto on Annex I), the Consenting Lenders signatory thereto and the Consenting Shareholders signatory thereto (the “Support Agreement), is executed and delivered by [                  ] (the “Joining Lender Party”) as of [__________], 20[__].  Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Support Agreement.

1.           Agreement to be Bound.  The Joining Lender Party hereby agrees to be bound by all of the terms of the Support Agreement, attached to this Lender Joinder as Annex I (as the same may be hereafter amended, restated or otherwise modified from time to time).  The Joining Party shall hereafter be deemed to be a “Consenting Lender” and a party for all purposes under the Support Agreement.

2.           Representations and Warranties.  With respect to the aggregate principal amount of prepetition Total Outstandings and/or DIP Loans held by the Joining Lender Party upon consummation of the sale, assignment, transfer, hypothecation or other disposition of such prepetition Total Outstandings and/or DIP Loans, the Joining Lender Party hereby makes the representations and warranties of the Consenting Lenders set forth in Section 6 of the Support Agreement to each of the other Parties in the Support Agreement.

3.           Governing Law.  This Lender Joinder shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to any conflicts of law provisions which would require the application of the law of any other jurisdiction.

* * * * *
[THE REMAINDER OF THIS PAGE IS
INTENTIONALLY LEFT BLANK]

B-1

IN WITNESS WHEREOF, the Joining Lender Party has caused this Lender Joinder to be executed as of the date first written above.

______________________________________
Entity Name of Joining Lender Party

Authorized Signatory:

By:           ____________________
Name:
Title:

Principal Amount of
prepetition Loans $_____________

Principal Amount of
DIP Loans $_____________

Address: _____________________

B-2

ANNEX I

Restructuring Support Agreement

B-3

EXECUTION VERSION

EXHIBIT C

SHAREHOLDER JOINDER
This Shareholder Joinder to the Restructuring Support Agreement, dated as of August 17, 2009, by and among RDA Holding Co., The Reader’s Digest Association, Inc. (the “Company”), and certain of the Company’s subsidiaries and affiliates set forth on Schedule 1 of the Support Agreement (as defined herein and annexed hereto on Annex I), the Consenting Lenders signatory thereto and the Consenting Shareholders signatory thereto (the “Support Agreement), is executed and delivered by [                    ] (the “Joining Shareholder Party”) as of [__________], 20[__].  Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Support Agreement.

1.           Agreement to be Bound.  The Joining Shareholder Party hereby agrees to be bound by all of the terms of the Support Agreement, attached to this Shareholder Joinder as Annex I (as the same may be hereafter amended, restated or otherwise modified from time to time).  The Joining Shareholder Party shall hereafter be deemed to be a “Consenting Shareholder” and a party for all purposes under the Support Agreement.

2.           Representations and Warranties.  With respect to the equity interests held by the Joining Shareholder Party upon consummation of the sale, assignment, transfer, hypothecation or other disposition of such equity interests, the Joining Shareholder Party hereby makes the representations and warranties of the Consenting Shareholders set forth in Section 6 of the Support Agreement to each of the other Parties in the Support Agreement.

3.           Governing Law.  This Lender Joinder shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to any conflicts of law provisions which would require the application of the law of any other jurisdiction.

* * * * *
[THE REMAINDER OF THIS PAGE IS
INTENTIONALLY LEFT BLANK]

C-1

IN WITNESS WHEREOF, the Joining Shareholder Party has caused this Shareholder Joinder to be executed as of the date first written above.

______________________________________
Entity Name of Joining Shareholder Party

Authorized Signatory:

By:           ____________________
Name:
Title:

Address: _____________________

C-2

ANNEX I

Restructuring Support Agreement

C-3